UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                   FORM N-CSR
                         Certified Shareholder Report of
                   Registered Management Investment Companies

                  Investment Company Act File Number: 811-5888



                            SMALLCAP World Fund, Inc.
               (Exact Name of Registrant as specified in charter)

                              333 South Hope Street
                          Los Angeles, California 90071
                    (Address of principal executive offices)




       Registrant's telephone number, including area code: (213) 486-9200

                   Date of fiscal year end: September 30, 2004

                  Date of reporting period: September 30, 2004





                                 Chad L. Norton
                     Capital Research and Management Company
                              333 South Hope Street
                          Los Angeles, California 90071
                     (name and address of agent for service)


                                   Copies to:
                           Michael J. Fairclough, Esq.
                              O'Melveny & Myers LLP
                              400 South Hope Street
                          Los Angeles, California 90071
                          (Counsel for the Registrant)

ITEM 1 - Reports to Stockholders

[logo - American Funds(R)]

The right choice for the long term(R)

SMALLCAP WORLD FUND

[close-up photo of a globe]

Our global research advantage

Annual report for the year ended September 30, 2004

SMALLCAP WORLD FUND(R) seeks long-term growth of capital through investments in smaller companies in the United States and around the world.

This fund is one of the 29 American Funds, the nation's third-largest mutual fund family. For more than seven decades, Capital Research and Management Company,(SM) the American Funds adviser, has invested with a long-term focus based on thorough research and attention to risk.

Contents
Letter to shareholders                                                  1
Chart: The value of a long-term perspective                             3
Feature: Our global research advantage                                  4
Investment portfolio                                                   10
Financial statements                                                   16
Directors and officers                                                 28
The American Funds family                                      back cover

Figures shown are past results for Class A shares and are not predictive of results in future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity. For the most current information and month-end results, visit americanfunds.com. Fund results shown, unless otherwise indicated, are at net asset value. If a sales charge (maximum 5.75%) had been deducted, the results would have been lower.

RESULTS AT A GLANCE

SMALLCAP compared with its benchmarks

Average annual total returns ending September 30, 2004 (with all distributions reinvested)

                                                 SMALLCAP                 S&P/Citigroup               Global small-company
                                                World Fund            Global Smallcap Index           mutual funds average

1 year                                            +19.9%                     +24.4%                          +19.5%
3 years                                           +14.4                      +19.1                           +12.2
5 years                                            +2.7                       +8.3                            +5.5
10 years                                           +8.2                       +7.8                            +7.5
Lifetime (since April 30, 1990)                    +9.9                       +8.6                            +8.8

All market indexes cited in this report are unmanaged and include reinvestment of all distributions. The S&P/Citigroup Global Smallcap Index tracks more than 6,000 publicly traded stocks around the world with market capitalizations between $100 million and $2 billion. From 1/1/00 to 4/30/04, the index only included stocks in developed countries with market caps between $100 million and $1.5 billion; prior to 1/1/00, the index included market caps between $100 million and $1.2 billion. The global small-company mutual funds average is computed by Lipper.

Please see page 3 for Class A share results with relevant sales charges deducted. Other share class results and important information can be found on page 9.

Investing outside the United States is subject to additional risks, such as currency fluctuations and political instability, which are detailed in the fund's prospectus. Investing in small-capitalization stocks can involve greater risk than is customarily associated with investing in stocks of larger, more established companies.


FELLOW SHAREHOLDERS:

Global stock markets posted strong, double-digit returns during the first half of SMALLCAP World Fund's 2004 fiscal year, but that momentum waned during its final six months as major economies around the world evidenced signs of slower growth.

Nonetheless, SMALLCAP World Fund recorded a total return of 19.9% for the 12 months ended September 30, 2004. This return included reinvestment of the 3 cents a share dividend that was paid to shareholders in December 2003. The fund's results were comparable to the 19.5% average return of its peer group, the global small cap funds monitored by Lipper. For reference, the S&P/Citigroup Global Smallcap Index, which is unmanaged and doesn't include expenses, rose 24.4% for the fiscal year. Large cap stocks fared less well over the same period, returning 13.9% as measured by the unmanaged Standard & Poor's 500 Composite Index.

To see how the fund has done over longer periods of time, please see the table "Results at a glance" on the facing page.

A LOOK AT GLOBAL MARKETS

The fund's results were aided by a broad-based rally in global stock markets that began the previous fiscal year and continued through the first half of the recent fiscal year. Much of this momentum was driven by an improving outlook for the world's major economies, many of which had been mired in recession earlier this decade. For the first six months of the fiscal year, SMALLCAP World Fund recorded a total return of 23.8%.

The global rally began to falter during the second half of the fiscal year as higher oil prices, China's efforts to slow its economy, the threat of higher interest rates, rising insurgency in Iraq and moderating economic growth made investors far more cautious. In addition, the rally had raised stock prices and valuations to levels that no longer appeared enticing to some investors. This was particularly true in the United States, a leader in the global recovery and home to roughly half of the fund's net assets; but weakness was also felt in overseas markets.

During the final months of the fiscal year, emerging market stocks and European stocks began to strengthen once more and to disengage from the malaise that continued to hamper stocks in the United States and Japan. Overall, emerging market stocks posted some of the best returns of the past year. Developed markets outside the United States, including major markets in Europe, Canada, Australia and New Zealand, also logged robust returns. In contrast, markets in Japan and the United States lagged.

[Begin Sidebar]
WHERE ARE SMALLCAP'S HOLDINGS LOCATED?

[begin pie chart]
As of                                  Percent of
September 30, 2004                     net assets

o  United States                          47.7%
o  Asia & Pacific Basin                   27.4
o  Europe                                 13.6
o  Other (including Canada
   & Latin America)                        5.2
o  Cash & equivalents                      6.1
[end of pie chart]

[begin pie chart]
As of                                  Percent of
September 30, 2003                     net assets

o  United States                          50.2%
o  Asia & Pacific Basin                   20.2
o  Europe                                 15.1
o  Other (including Canada
   & Latin America)                        6.5
o  Cash & equivalents                      8.0
[end pie chart]
[End Sidebar]

[Begin Sidebar]
Largest equity holdings                      Percent of net assets

Michaels Stores                                     1.42%
Ask Jeeves                                          1.10
Daelim Industrial                                    .96
Aristocrat Leisure                                   .93
HDFC Bank                                            .90
Eyetech Pharmaceuticals                              .81
Integrated Circuit Systems                           .80
First Calgary Petroleums                             .79
Kingboard Chemical Holdings                          .75
Gemstar-TV Guide International                       .70
[End Sidebar]

[photo of two people walking in a train station]

PORTFOLIO REVIEW

SMALLCAP World Fund continues to benefit from the broad diversity of its portfolio holdings, which includes more than 400 companies from 32 countries around the world. Non-U.S. holdings account for approximately 50% of the fund's net assets. Over the past year, investments in the emerging markets of Asia, which include countries in the crescent from India through China to South Korea, helped boost the fund's returns. In addition, many key non-U.S. investments from the developed markets of the world delivered enhanced returns for shareholders due largely to the weakness of the U.S. dollar versus major currencies.

Of the fund's 10 largest holdings (please see the table above), all but one produced positive returns for the year. Some of the highest returns were recorded by the five holdings outside the United States: Daelim Industrial (South Korea), Aristocrat Leisure (Australia), HDFC Bank (India), First Calgary Petroleums (Canada) and Kingboard Chemical Holdings (Hong Kong). Top U.S. holdings also fared well, led by double-digit returns for Michaels Stores and Ask Jeeves. Over the long-term, Michaels Stores, a top 10 holding for several years, has been a strong contributor to the fund's results.

With respect to industry holdings, investments in energy equipment and services; oil and gas; commercial services and supplies; and hotels, restaurants and leisure generally improved fund results. Conversely, tech-related investments in such areas as software, semiconductors and semiconductor equipment, proved a hindrance for the year. After a strong showing during the first half of the year, these stocks largely fell out of favor during the second half, dampening results overall.

LOOKING AHEAD

For the past two fiscal years, SMALLCAP World Fund has delivered strong returns for its shareholders, aided by a significant recovery in global stock prices. While we are certainly pleased with recent results, we are inclined to believe that returns are likely to be moderate going forward. Over the near term, the global recovery that began late in 2002 is likely to advance at a slower pace as the effects of higher oil prices and higher interest rates begin to weigh on businesses and consumers. In addition, threats of violence in the Middle East and terrorism worldwide continue to foster a degree of uncertainty for investors.

These considerations warrant more realistic expectations, but they do not temper our enthusiasm for the long-term prospects of global small cap investments. If anything, we believe the current investment climate favors broad, global diversification, based on fundamental research and grounded in extensive market experience. To gain a better understanding of why we believe this is important and how our investment process works, we invite you to read our feature article, "Our global research advantage," beginning on page 4.

We appreciate your continued support and look forward to helping you achieve your long-term investment goals.

Cordially,

/s/ Gordon Crawford                 /s/ Gregory W. Wendt

Gordon Crawford                     Gregory W. Wendt
Chairman of the Board               President

November 11, 2004

For current information about the fund, visit americanfunds.com.

THE VALUE OF A LONG-TERM PERSPECTIVE

This chart shows how a $10,000 investment in SMALLCAP World Fund's Class A shares grew from April 30, 1990 -- the fund's inception -- through September 30, 2004, the end of the fund's latest fiscal year.

As you can see, the $10,000 would have grown to $36,736 even after deducting the maximum 5.75% sales charge. This is significantly more than the $32,670 generated by the unmanaged S&P/Citigroup Global Smallcap Index, which tracks more then 6,000 publicly traded stocks around the world with market capitalizations between $100 million and $2 billion. From 1/1/00 to 4/30/04, the index only included stocks in developed countries with market caps between $100 million and $1.5 billion; prior to 1/1/00, the index included market caps between $100 million and $1.2 billion. These are virtually the same parameters we use when selecting stocks for the fund's portfolio.

Fund figures reflect deduction of the maximum sales charge of 5.75% on the $10,000 investment.(1) Thus the net amount invested was $9,425.

[begin mountain chart]

                                S&P/Citigroup
Year Ended       SMALLCAP       Global Smallcap           Consumer Price          Original
September 30     World Fund     Index (2)                 Index(3)                Investment
1990(3)           $8,288         $8,918                   $10,295                 $10,000
1991             $11,307        $11,210                   $10,644                 $10,000
1992             $11,640        $10,999                   $10,962                 $10,000
1993             $15,418        $14,341                   $11,257                 $10,000
1994             $16,744        $15,396                   $11,590                 $10,000
1995             $19,856        $16,896                   $11,885                 $10,000
1996             $22,877        $18,911                   $12,242                 $10,000
1997             $28,689        $21,459                   $12,506                 $10,000
1998             $22,749        $17,204                   $12,692                 $10,000
1999             $32,172        $21,980                   $13,026                 $10,000
2000             $44,532        $24,845                   $13,476                 $10,000
2001             $24,516        $19,352                   $13,832                 $10,000
2002             $23,121        $18,799                   $14,042                 $10,000
2003             $30,626        $26,253                   $14,368                 $10,000
2004             $36,736        $32,670                   $14,732                 $10,000

[end mountain chart]

AVERAGE ANNUAL TOTAL RETURNS BASED ON A $1,000 INVESTMENT (for periods ended September 30, 2004)*

                                                  1 year            5 years         10 years

Class A shares                                    +13.04%           +1.48%           +7.53%

*Assumes reinvestment of all distributions and payment of the maximum 5.75% sales charge at the beginning of the stated periods.

Past results are not predictive of future results. The results shown are before taxes on fund distributions and sale of fund shares.

(1) As outlined in the prospectus, the sales charge is reduced for accounts (and aggregated investments) of $25,000 or more and is eliminated for purchases of $1 million or more. There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares.
(2) The index is unmanaged and does not reflect sales charges, commissions or expenses.
(3) Computed from data supplied by the U.S. Department of Labor, Bureau of Labor Statistics.
(4) For the period April 30, 1990 (when the fund began operations) through September 30, 1990.

The most attractive investments are often found in small companies poised for strong, sustainable growth. Finding these companies is the daily challenge facing analysts and portfolio counselors of SMALLCAP World Fund. Fortunately for shareholders, our search for attractive companies is not restricted to any market, region or specific industry sectors, but extends to every corner of the globe.

In this report, we will take a look at several facets of the fund's investment process. We will hear from some of the fund's analysts and portfolio counselors as they describe how they evaluate a company's prospects. In the process, we intend to convey to shareholders the vital importance of the fund's global reach when it comes to small cap investing.

[photo of Sydney Harbor in Australia with the Opera House in the distance]


OUR GLOBAL RESEARCH ADVANTAGE

[night photo of lighted House of Parliament in London, England]
[photo of two people walking along a street in Japan]

[Begin Pull Quote]
"When you look at the world, there's a lot going on out there in terms of synchronized global growth -- China and Japan are two good examples."
Mark Denning
[End Pull Quote]

GLOBAL FROM THE "GET GO"

From the very beginning, SMALLCAP was designed as a global fund. Several factors contributed to this broad mandate. First, the fund's adviser, Capital Research and Management Company, was a pioneer in global investing, with extensive knowledge of international stocks and investment experience in major markets around the world. Second, the increasing trend toward globalization made it clear to Capital's professionals that, over the next several decades, some of the most promising growth companies were likely to be found in markets outside the United States. Third, the global mandate allowed a greater degree of diversity in the portfolio by offering the fund a bigger pool of potential investments, which could help to mitigate some of the risks inherent in small cap investing.

More recently, clear opportunities for the fund have emerged in the burgeoning economies of Asia. "At present, I find greater value outside the United States," says Gordon Crawford, SMALLCAP's chairman and one of its portfolio counselors. He explains, "We've uncovered some very promising companies in India, China, South Korea and Taiwan, and this past year, I've made several investments in Japan, which finally appears to be recovering after years of economic weakness." Mark Denning, another of the fund's counselors, concurs. "When you look at the world, there's a lot going on out there in terms of synchronized global growth -- China and Japan are two good examples."

Given this optimistic outlook on the region, shareholders might surmise that Asia is the primary focus of our efforts, or that the fund allocates assets geographically. Neither is true. Although the fund has added significantly to holdings in Asia in recent years, it has also found many attractive investments in parts of Europe, in Australia and in North America and South America. On a fundamental basis, it is the growth potential of the companies, not the countries, that matters most for the fund's counselors and analysts.

TAPPING A GLOBAL NETWORK

The fund's efforts to find attractive investments worldwide are aided by an international team of research analysts and portfolio counselors. Moreover, SMALLCAP World Fund benefits from the research efforts of 14 analysts whose sole focus is companies with small market capitalizations. These analysts are domiciled across the globe, and each has a specific geographic area of coverage:
Three are based in Asia; another three are based in Europe; and eight work from offices in North America.

Unlike the larger pool of industry-focused analysts at Capital, with whom they regularly confer, the Small-Company Research Team is primarily comprised of generalists who evaluate a wide range of companies. Brady Enright, one of our Small-Company analysts, explains, "Lots of small cap companies don't fit neatly into a specific industry group. The array of companies is very broad, very diverse." This perspective challenges the analyst to assess the company for its own potential, rather than as a subset of a specific sector.

[Begin Sidebar]
BEST COUNTRY RETURNS

The following table shows which country posted the best equity returns for each of the fund's fiscal years. The first column lists the year's leader among developed markets, while the second column lists the leader among emerging markets.

12 months                  Best returns --                    Best returns --
ended 9/30                 developed markets                  emerging markets

2004                       Norway                             Columbia
2003                       Sweden                             Venezuela
2002                       New Zealand                        Sri Lanka
2001                       Austria                            Jordan
2000                       Canada                             Russia
1999                       Singapore                          South Korea
1998                       Belgium                            Morocco
1997                       Finland                            Russia
1996                       Spain                              Russia
1995                       Finland                            South Africa
1994                       Finland                            Taiwan
1993                       Finland                            Turkey
1992                       Hong Kong                          Philippines
1991                       Hong Kong                          Argentina
1990                       Norway                             Turkey

Source: MSCI, based on country returns in U.S. dollars with gross dividends reinvested.
[End Sidebar]

The efforts of our Small-Company Research Team compliment those of the industry specialists at Capital, who provide additional layers of expertise with regard to industry knowledge. Industry analysts also participate directly in the fund by making recommendations to portfolio counselors and by managing a portion of the fund's research portfolio together with our Small-Company analysts. At present, over 45 analysts working from offices in Tokyo, Hong Kong, London, New York, Los Angeles and San Francisco participate in the research portfolio, which accounts for roughly 35% of SMALLCAP's holdings.

FINDING COMPANIES WHERE THEY LIVE

One of the distinct advantages of SMALLCAP's mandate and Capital's global reach is that the fund can invest in promising companies wherever we find them. Paul White, one of our Small-Company analysts whose purview is Canada and Latin America, summarized this quest: "Our job is to find attractive companies at reasonable prices. Where these companies are domiciled is a secondary concern."

Paul and his fellow Small-Company analysts consider a host of factors when assessing individual companies. These include the size of the company, the size of its potential market, barriers of entry to its business, the financial health of the company, the strength of its management and its market valuation. Paul adds, "Small cap companies are less liquid and require greater discipline in determining attractive entry and exit values."

Meeting with management is a key part of sizing up small cap stocks. "I spend a lot of time on the road," notes Sung Lee, one of our Tokyo-based analysts. "I think it's crucial to visit companies and get to know the management. Good management is vital for any company, of course, but especially for a smaller one. I look for managers and owners whose interests are aligned with shareholders. Those are the kinds of companies I like."

"Meeting directly with the people who run those companies is critical," echoes Brady Enright, an analyst who focuses on service companies in the United States. "In most cases, these people have a bigger impact on the prospects and fortunes of their companies than is the case with large corporations. So getting to know them -- understanding their long-term vision of the company, how they allocate capital, their regard for outside shareholders --is extremely important."

Frequently, portfolio counselors will accompany analysts on these visits. Mark Denning notes, "These trips are a great way for me to gain better knowledge of companies that the analysts recommend. It's also a great opportunity for us to bounce ideas and impressions of these companies off one another."

Lawrence Kymisis is a relatively new member of our Small-Company Research Team, though he has been covering this sector of the market for more than a decade. Based in London, Lawrence focuses primarily on European markets. "It helps that I'm European and live near the companies I cover," explains Lawrence, "because I have a better understanding of the cultures, the business climates and local accounting rules." That proximity and familiarity are an important part of the research process, especially when investing in smaller companies in overseas markets.

FREEDOM AND STRENGTH IN DIVERSITY

The fund's global reach naturally leads to a geographic diversity of portfolio holdings, which can benefit the fund over the long term. As shown in the table at left, the best stock market returns may vary from country to country over time, depending on changes in regional economic and market conditions. Thus, one country's strong returns are frequently bested by another country the following year. Over the long term, this natural rotation of leading markets favors a broadly diversified portfolio. As can be seen in the table at right, small company stocks, whether in the United States, non-U.S. developed markets or emerging markets, have often performed strongly during the 14 years of the fund's existence.

But there is another advantage to global diversity, one that may not be apparent to shareholders. The geographic diversity of the fund's analysts actually fosters a cross-pollination of ideas that helps analysts to reinforce or re-evaluate recommendations they make. Brady Enright emphasizes, "We are talking with our fellow analysts all the time, comparing notes, comparing ideas. The perspectives we gather only enhance our own perceptions of the companies we cover."

[photo of a woman walking with a basket on her head in India]

[Begin Sidebar]
BEST PERFORMING EQUITY CLASSES OVER THE FUND'S LIFE

Since the fund began, many small company stocks in the United States and around the world have often been among the best or second-best performing segment of the equities market. We include the emerging markets in this roster because of our increasing investment activity in companies in this sector.

12 months
ended 9/30                 Best-performing                    Second best

2004                       Non-U.S. small cap                 Emerging markets
2003                       Emerging markets                   Non-U.S. small cap
2002                       Emerging markets                   Non-U.S. small cap
2001                       U.S. small cap                     Non-U.S. small cap
2000                       U.S. small cap                     U.S. large cap
1999                       Emerging markets                   Non-U.S. small cap
1998                       U.S. large cap                     Non-U.S. large cap
1997                       U.S. large cap                     U.S. small cap
1996                       U.S. large cap                     U.S. small cap
1995                       U.S. large cap                     U.S. small cap
1994                       Emerging markets                   Non-U.S. small cap
1993                       Emerging markets                   U.S. small cap
1992                       Emerging markets                   U.S. large cap
1991                       U.S. small cap                     Emerging markets
1990                       Emerging markets                   U.S. large cap

U.S. large cap: Standard & Poor's 500 Composite Index
Non-U.S. large cap: MSCI EAFE(R) Index
U.S. small cap: Russell 2000 Index
Non-U.S. small cap: S&P/Citigroup World (Ex-U.S.) Smallcap Index
Emerging markets: MSCI EM Index
[End Sidebar]
[photo: sunset view of Toronto, Canada skyline]

[photo: man reading by harbor with skyscrapers in the background]

[Begin Sidebar]
THE MULTIPLE PORTFOLIO COUNSELOR SYSTEM

SMALLCAP World Fund's six portfolio counselors average 21 years of investment experience.* Why six people to manage one fund? Because Capital Research and Management Company, adviser to the American Funds, has developed a unique method we call the "multiple portfolio counselor system." We believe it helps our funds achieve consistently superior long-term investment results.

Here's how it works: SMALLCAP's assets are divided into portions. Each of the fund's six portfolio counselors manages a portion independently; a seventh portion is managed by the fund's research analysts, who bring their own investment expertise to the table.

PORTFOLIO COUNSELOR                            YEARS OF INVESTMENT EXPERIENCE*

Gordon Crawford                                              33
J. Blair Frank                                               11
Jonathan Knowles                                             13
Mark Denning                                                 22
J. Dale Harvey                                               15
Claudia Huntington                                           32

*As of December 2004.
[End Sidebar]

This mix of ideas on a global scale further enriches the multiple portfolio counselor system, the management model for SMALLCAP World Fund and all the American Funds. Under this system, each of the fund's portfolio counselors manages a portion of the fund's assets independently in accordance with the fund's objectives. This method allows managers to make the most of their individual experience and favors a diversity of ideas. Not every counselor will see the same opportunity in an analyst recommendation. Instead, each counselor can pick and choose, as befits his or her convictions, from a world of ideas. No one is right all the time, but this plurality of ideas and approaches allows the fund to cast a wide net. Lawrence Kymisis adds, "The analysts and the counselors have a great deal of freedom to find the best companies and, over time, this has helped to deliver more opportunities for shareholders."

The fund's global reach has rarely held more promise than it does today. Economies in Asia are steadily expanding, creating extraordinary new opportunities for people in the region and for investors; the European Union has embraced 10 new members, setting the stage for cross-border investment and lowering barriers for business expansion; major economies in South America, Brazil and Chile, have strengthened over the past year, fostering a brighter outlook for that region; and closer to home, Mexico and Canada continue to benefit from strength in the U.S. economy and the opportunities engendered by the North American Free Trade Agreement. These developments all enhance the appeal of the fund's global mandate, but our global advantage is more than the variety of markets in which we can invest. It is also about the scope of our research effort, as well as the depth of perspective that we foster by bringing together a diversity of opinions and a wealth of experience.


OTHER SHARE CLASS RESULTS (unaudited)

CLASS B, CLASS C, CLASS F AND CLASS 529

Figures shown are past results and are not predictive of results in future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For the most current information and month-end results, visit americanfunds.com.

RETURNS FOR PERIODS ENDED SEPTEMBER 30, 2004                                                  1 year           Life of class

CLASS B SHARES
Reflecting applicable contingent deferred sales charge
     (CDSC), maximum of 5%, payable only if shares are
     sold within six years of purchase                                                        +14.03%            -8.47%(1)
Not reflecting CDSC                                                                           +19.03%            -8.13%(1)

CLASS C SHARES
Reflecting CDSC, maximum of 1%, payable only if
     shares are sold within one year of purchase                                              +17.99%            +4.36%(2)
Not reflecting CDSC                                                                           +18.99%            +4.36%(2)

CLASS F SHARES(3)
Not reflecting annual asset-based fee charged by sponsoring firm                              +19.90%            +5.20%(2)

CLASS 529-A SHARES
Reflecting 5.75% maximum sales charge                                                         +13.00%            +7.63%(4)
Not reflecting maximum sales charge                                                           +19.90%           +10.09%(4)

CLASS 529-B SHARES
Reflecting applicable CDSC, maximum of 5%, payable
     only if shares are sold within six years of purchase                                     +13.88%            +7.47%(5)
Not reflecting CDSC                                                                           +18.88%            +8.82%(5)

CLASS 529-C SHARES
Reflecting applicable CDSC, maximum of 1%, payable
     only if shares are sold within one year of purchase                                      +17.87%            +8.83%(5)
Not reflecting CDSC                                                                           +18.87%            +8.83%(5)

CLASS 529-E SHARES(3)                                                                         +19.52%            +7.04%(6)

CLASS 529-F SHARES(3)
Not reflecting annual asset-based fee charged by sponsoring firm                              +19.81%           +22.99%(7)

(1) Average annual total return from March 15, 2000, when Class B shares were first sold.
(2) Average annual total return from March 15, 2001, when Class C and Class F shares were first sold.
(3) These shares are sold without any initial or contingent deferred sales charge.
(4) Average annual total return from February 19, 2002, when Class 529-A shares were first sold.
(5) Average annual total return from February 20, 2002, when Class 529-B and Class 529-C shares were first sold.
(6) Average annual total return from March 15, 2002, when Class 529-E shares were first sold.
(7) Average annual total return from September 17, 2002, when Class 529-F shares were first sold.


There are several ways to invest in SMALLCAP World Fund. Class A shares are subject to a 5.75% maximum up-front sales charge that declines for accounts (and aggregated investments) of $25,000 or more and is eliminated for purchases of $1 million or more. Other share classes, which are generally not available for certain employer-sponsored retirement plans, have no up-front sales charges but are subject to additional annual expenses and fees. Annual expenses for Class B shares were 0.76 percentage points higher than for Class A shares; Class B shares convert to Class A shares after eight years of ownership. If redeemed within six years, Class B shares may also be subject to a contingent deferred sales charge ("CDSC") of up to 5% that declines over time. Class C shares were subject to annual expenses 0.79 percentage points higher than those for Class A shares and a 1% CDSC if redeemed within the first year after purchase. Class C shares convert to Class F shares after 10 years. Class F shares, which are available only through certain fee-based programs offered by broker-dealer firms and registered investment advisers, had higher annual expenses (by 0.02 percentage points) than did Class A shares, and an annual asset-based fee charged by the sponsoring firm. Expenses are deducted from income earned by the fund. As a result, dividends and investment results will differ for each share class.


INVESTMENT PORTFOLIO, September 30, 2004

Beginning with this report, a summary portfolio of unaffiliated issuers, approved under rules adopted by the Securities and Exchange Commission this year, will replace the complete listing of portfolio holdings used in previous shareholder reports. This summary portfolio is designed to streamline the report and help investors better focus on a fund's principal holdings. The schedule includes each of the fund's 50 largest unaffiliated holdings and investments of any unaffiliated issuer for which the total value of all holdings in that issuer exceeds 1% of the fund's net assets. In addition, many of the fund's largest holdings are included in the listing of affiliated investments beginning on page
13. A company is considered to be an affiliate of the fund under the Investment Company Act of 1940 if the fund's holdings in that company represent 5% or more of the outstanding voting shares of that company. A complete schedule of portfolio holdings is available upon request, free of charge, by calling American Funds Service Company at 800/421-0180 or accessing the U.S. Securities and Exchange Commission website at www.sec.gov.

[being pie chart]
                                                                 Percent of
INDUSTRY SECTOR DIVERSIFICATION                                  net assets

Consumer discretionary                                                20.37 %
Information technology                                                18.38
Industrials                                                           16.17
Health care                                                           10.26
Financials                                                             8.64
Other sectors                                                         20.09
Cash & equivalents                                                     6.09
[end pie chart]

                                                                                             Shares          Market       Percent
                                                                                                              value        of net
COMMON STOCKS  - 93.79%                                                                                       (000)        assets

CONSUMER DISCRETIONARY  - 20.37%
Michaels Stores, Inc.                                                                     2,650,000         156,906         1.42%
Aristocrat Leisure Ltd.                                                                  18,171,352         102,382           .93
Gemstar-TV Guide International, Inc.  (1)                                                13,750,000          77,687           .70
UnitedGlobalCom, Inc., Class A  (1)                                                       8,610,144          64,318           .58
Reader's Digest Assn., Inc., Class A                                                      3,650,000          53,253           .48
Schibsted ASA                                                                             2,370,000          50,533           .46
Big Lots, Inc.  (1)                                                                       3,771,400          46,124           .42
Astral Media Inc., Class A                                                                1,800,000          40,508           .37
CarMax, Inc.  (1)                                                                         1,800,000          38,790           .35
Ekornes ASA                                                                               1,775,598          37,992           .35
Other securities                                                                                          1,576,681         14.31
                                                                                                          2,245,174         20.37

INFORMATION TECHNOLOGY  - 18.38%
Semtech Corp.  (1)                                                                        3,100,000          59,427           .54
Venture Corp. Ltd.                                                                        5,969,600          58,519           .53
Digital River, Inc.  (1)                                                                  1,500,000          44,670           .40
National Instruments Corp.                                                                1,385,174          41,929           .38
NHN Corp.                                                                                   484,652          40,549           .37
lastminute.com PLC  (1)                                                                  15,050,000          38,170           .35
Other securities                                                                                          1,743,412         15.81
                                                                                                          2,026,676         18.38

INDUSTRIALS  - 16.17%
Laureate Education, Inc.  (1)                                                             1,920,000          71,462           .65
SIRVA, Inc.  (1)                                                                          2,700,000          61,830           .56
Chiyoda Corp.  (1)                                                                        7,670,000          58,265           .53
Vedior NV                                                                                 2,973,550          46,002           .42
MSC Industrial Direct Co., Inc., Class A                                                  1,300,000          44,304           .40
Container Corp. of India Ltd.                                                             2,641,794          43,134           .39
John H. Harland Co.                                                                       1,350,000          42,322           .38
Hughes Supply, Inc.                                                                       1,400,000          42,098           .38
Swift Transportation Co., Inc.  (1)                                                       2,400,000          40,368           .37
Uponor Oyj                                                                                1,110,050          39,270           .36
Zhejiang Expressway Co. Ltd., Class H                                                    58,000,000          37,942           .34
Other securities                                                                                          1,255,330         11.39
                                                                                                          1,782,327         16.17

HEALTH CARE  - 10.26%
Medicis Pharmaceutical Corp., Class A                                                     1,575,000          61,488           .56
Amylin Pharmaceuticals, Inc.  (1)                                                         2,959,400          60,727           .55
Valeant Pharmaceuticals International                                                     2,500,000          60,300           .55
Recordati SpA                                                                             2,465,200          48,920           .44
American Healthways, Inc.  (1)                                                            1,350,000          39,298           .36
Other securities                                                                                            860,152          7.80
                                                                                                          1,130,885         10.26

FINANCIALS  - 8.64%
HDFC Bank Ltd.                                                                           11,292,240          98,942           .90
Cathay General Bancorp, Inc.                                                              1,900,000          70,661           .64
Other securities                                                                                            783,379          7.10
                                                                                                            952,982          8.64

ENERGY  - 7.57%
Helmerich & Payne, Inc.                                                                   2,300,000          65,987           .60
Quicksilver Resources Inc.  (1)                                                           1,992,300          65,088           .59
First Calgary Petroleums Ltd., GBP denominated (1)                                        4,800,000          60,261           .55
Cabot Oil & Gas Corp., Class A                                                            1,268,000          56,933           .52
Hydril Co.  (1)                                                                           1,017,500          43,702           .39
Varco International, Inc.  (1)                                                            1,400,000          37,548           .34
Other securities                                                                                            504,473          4.58
                                                                                                            833,992          7.57

MATERIALS  - 5.06%
Millennium Chemicals Inc.  (1)                                                            2,900,000          61,509           .56
Other securities                                                                                            496,301          4.50
                                                                                                            557,810          5.06

CONSUMER STAPLES  - 4.85%
Performance Food Group Co.  (1)                                                           2,150,000          50,955           .46
Nestle India Ltd.                                                                         3,344,250          38,968           .36
Other securities                                                                                            444,463          4.03
                                                                                                            534,386          4.85


OTHER - 1.93%                                                                                               212,436          1.93


MISCELLANEOUS  -  0.56%
Other common stocks in initial period of acquisition                                                         61,940           .56


TOTAL COMMON STOCKS (cost: $8,778,095,000)                                                               10,338,608         93.79


RIGHTS AND WARRANTS  - 0.04%


TOTAL RIGHTS AND WARRANTS (cost: $168,000)                                                                    3,979           .04



                                                                                          Shares or
                                                                                   principal amount          Market       Percent
                                                                                                              value        of net
CONVERTIBLE SECURITIES  - 0.01%                                                                               (000)        assets


Total convertible securities (cost: $29,118,000)                                                              1,502           .01



                                                                                          Principal          Market       Percent
                                                                                             amount           value        of net
BONDS AND NOTES  - 0.07%                                                                      (000)           (000)        assets


Total bonds and notes (cost: $8,902,000)                                                                      8,138           .07



                                                                                          Principal          Market       Percent
                                                                                             amount           value        of net
SHORT-TERM SECURITIES  - 5.60%                                                                (000)           (000)        assets


Stadshypotek Delaware Inc. 1.60% due 10/25/2004 (2)                                         $50,000          49,944
Svenska Handelsbanken Inc. 1.79% due 12/8/2004                                               20,000          19,927           .64%
Old Line Funding LLC 1.62%-1.75% due 10/18/2004-11/5/2004 (2)                                57,722          57,639
Thunder Bay Funding, LLC 1.73% due 11/1/2004 (2)                                             12,100          12,081           .63
Spintab AB (Swedmortgage) 1.72%-1.73% due 11/8/2004                                          50,000          49,907           .46
Bank of Ireland 1.77%-1.80% due 11/19/2004-11/29/2004 (2)                                    50,000          49,863           .45
DaimlerChrysler Revolving Auto Conduit LLC 1.61%-1.70% due 10/6/2004-10/21/2004              47,700          47,678           .44
Toyota Motor Credit Corp. 1.62%-1.77% due 11/1/2004-11/9/2004                                40,000          39,932           .36
OTHER SECURITIES                                                                                            290,010          2.63
                                                                                                            616,981          5.60


TOTAL SHORT-TERM SECURITIES (cost: $616,989,000)                                                            616,981          5.60


TOTAL INVESTMENT SECURITIES (cost: $9,433,272,000)                                                       10,969,208         99.51
New Taiwanese Dollar (cost: $5,877,000)                                                NT$  197,521           5,815           .05
Other assets less liabilities                                                                                48,699           .44

NET ASSETS                                                                                              $11,023,722       100.00%


Miscellaneous securities include holdings in their initial period of acquisition that have not previously been publicly disclosed. "Other securities" includes all issues that are not required to be disclosed in the summary investment portfolio.


INVESTMENT IN AFFILIATES

A company is considered to be an affiliate of the fund under the Investment Company Act of 1940 if the fund's holdings in that company represent 5% or more of the outstanding voting shares of that company. The market value of the fund's holdings in affiliated companies is included in "Other securities" under their respective industry sectors in the preceding summary investment portfolio. Some of the fund's affiliated holdings listed below are also among the fund's largest holdings. These securities are not shown in the preceding summary investment portfolio but are footnoted below. Further details on all affiliated holdings and related transactions during the year ended September 30, 2004 appear below.




                                                                        Beginning
Company                                                                    Shares          Purchases           Sales


Able Inc.(3)                                                                    -            705,000         140,000
American Healthways, Inc.(1),(3)                                          850,000            900,000         400,000
Anoto Group AB (1)                                                      6,623,244            533,000               -
Aristocrat Leisure Ltd.(3)                                             19,558,157          5,423,692       6,810,497
Ask Jeeves, Inc. (1),(4)                                                2,800,000            900,000               -
ASM International NV (New York registered)(3)                           3,119,100                  -       3,119,100
Atheros Communications, Inc. (1)                                                -          3,577,700         537,700
Baycorp Advantage Ltd. (1)                                             13,892,100                  -         731,717
BKN International AG (1),(2)                                              244,200            720,800               -
Cafe de Coral Holdings Ltd.(3)                                         28,192,000                  -       4,442,000
California Pizza Kitchen, Inc. (1)                                        400,000            830,000               -
Cambrex Corp.(3)                                                        1,300,000                  -               -
Capital Lease Funding, Inc.                                                     -          1,630,000               -
Cathay General Bancorp, Inc.(3)                                         1,015,000          1,150,000         265,000
Charles Vogele Holding AG                                                       -            530,000          13,316
Chung Hwa Pulp Corp.                                                            -         38,898,300               -
Clear Media Ltd. (1)                                                   32,579,000                  -               -
CNET Networks, Inc. (1),(4)                                                     -          8,000,000               -
Converium Holding AG                                                            -          2,020,000               -
Creo Inc. (1)                                                           2,916,000            648,000               -
Cymer, Inc.(1),(3)                                                      2,000,000             60,000       1,600,000
Daegu Bank, Ltd.                                                                -          6,907,500               -
Daelim Industrial Co., Ltd. (4)                                                 -          2,448,660               -
Downer EDI Ltd. (4)                                                    51,045,208         12,351,165      45,164,961
Duratek, Inc.(3)                                                          891,100                  -         891,100
Ekornes ASA (3)                                                         1,725,598             50,000               -
Energem Resources Inc. (1),(5)                                                  -          6,082,500               -
Expro International Group PLC                                                   -          4,250,000               -
Extended Stay America, Inc.(3)                                          6,190,000                  -       6,190,000
Eyetech Pharmaceuticals, Inc. (1),(4)                                           -          2,624,000               -
FindWhat.com(1),(3)                                                       900,000            700,000         400,000
Fourlis(1)                                                                      -          2,960,700               -
Gladstone Commercial Corp.                                                428,000             65,000               -
Golden Meditech Co. Ltd.                                                        -         61,394,000               -
GSI Commerce, Inc. (1)                                                          -          2,294,491               -
Hanil Cement Co., Ltd.                                                    447,000             44,700               -
Harvest Natural Resources, Inc. (1)                                             -          1,910,900               -
Hutchinson Technology Inc.(3)                                           1,300,000            200,000       1,500,000
Hyosung Corp.(3)                                                        1,773,200             70,928         438,048
Ichia Technologies, Inc.                                                        -         14,789,617               -
Informatics Holdings Ltd.(3)                                           16,065,000                  -      16,065,000
InfoSpace.com, Inc.(1),(3)                                              2,005,000             35,000       1,690,000
Infoteria Corp. (1),(2),(5)                                                 2,672                  -               -
Integrated Circuit Systems, Inc. (1),(4)                                        -          4,110,000               -
Interflex Co., Ltd.                                                             -            799,000               -
International Energy Group Ltd.(3)                                      4,640,000                  -       4,640,000
J D Wetherspoon PLC(3)                                                 10,644,724                  -       5,890,749
KEC Corp.                                                                 523,540                  -               -
Kenmare Resources PLC (1),(2),(5)                                               -         37,200,000               -
Kingboard Chemical Holdings Ltd. (4)                                   34,662,000          9,220,000       4,000,000
Kingboard Chemical Holdings Ltd., warrants, expire 2003(3)              2,772,000                  -       2,772,000
Kingboard Chemical Holdings Ltd., warrants, expire 2006 (1),(5)                 -          3,988,200               -
Knot, Inc. (1),(2)                                                              -          1,340,800               -
Korea Kumho Petrochemical Co., Ltd.                                             -          1,292,160               -
Laureate Education, Inc.(1),(3)                                         2,589,516            230,484         900,000
Leitch Technology Corp. (1)                                                     -          2,240,000               -
LG Industrial Systems Co., Ltd. (1)                                             -          1,950,000               -
LG Insurance Co., Ltd.                                                  3,000,000            240,000               -
Lions Gate Entertainment Corp. (1),(4)                                  3,803,500          1,975,000               -
LTG Technologies PLC (1)                                               17,785,714                  -               -
Lumenis Ltd. (1)                                                        2,270,000                  -               -
Magnum Hunter Resources, Inc. (1),(4)                                           -          4,600,000               -
Manhattan Associates, Inc.(1),(3)                                         800,000          1,050,000         550,000
MatrixOne, Inc.(1),(3)                                                  2,500,000            730,300       2,500,000
Mentor Graphics Corp. (1),(4)                                             500,000          4,030,000               -
Micrel, Inc.(3)                                                         4,767,112                  -       4,767,112
Micronic Laser Systems AB (1)                                           2,638,952                  -         235,950
Millennium Chemicals, Inc.(1),(3)                                       3,995,000                  -       1,095,000
Muse Prime Software, Inc., Series B, convertible preferred(3)           1,770,000                  -       1,770,000
Navan Mining PLC(3)                                                    13,800,000                  -      13,800,000
O'Charley's Inc. (1)                                                      400,000            950,000               -
OPTI Canada Inc. (1),(4)                                                        -          3,834,000               -
O2Micro International Ltd. (1)                                          1,759,500          1,095,000         359,500
PDF Solutions, Inc.(1),(3)                                              1,500,000             10,000         410,000
Performance Food Group Co.(1),(3)                                       2,935,000                  -         785,000
Power Integrations, Inc(1)                                                      -          2,000,000               -
Provide Commerce, Inc.(3)                                                       -            656,400         656,400
Pusan Bank (4)                                                          9,520,500                  -               -
Q-Med AB(3)                                                             1,610,000                  -       1,060,750
Recordati SpA(3)                                                        2,652,000                  -         186,800
Restaurant Group PLC                                                    7,710,000          4,919,000               -
Rhon-Klinikum AG(3)                                                       863,800             64,000         701,000
Rhon-Klinikum AG, nonvoting preferred(3)                                  561,300                  -         125,750
Rogers Corp.(1),(3)                                                       856,800                  -         256,800
Sanctuary Group PLC                                                    19,470,839          2,019,161               -
SBS Broadcasting SA (1),(4)                                             1,800,000             55,000               -
School Specialty, Inc. (1),(4)                                          1,130,000             80,000               -
SembCorp Logistics Ltd. (4)                                                     -         43,652,200               -
Sharper Image Corp. (1)                                                   950,000                  -               -
Silicon Graphics, Inc. (1)                                                      -         14,000,000               -
Sohu.com Inc. (1)                                                               -          2,350,000               -
S1 Corp.(3)                                                             2,090,000            170,000       1,414,060
Spinnaker Exploration Co. (1),(4)                                               -          2,200,000               -
Sterling Bancshares, Inc.                                                       -          2,700,000               -
Techem AG(1),(3)                                                        1,413,300                  -         466,000
Valora Holding AG (4)                                                           -            222,000               -
Veeco Instruments, Inc. (1)                                                     -          1,700,000               -
Venture Production Company Ltd.(1),(3)                                  6,500,000                  -       4,487,350
WD-40 Co.                                                                       -          1,020,900               -
Wilson Greatbatch Technologies, Inc. (1)                                  465,800          1,071,000         150,000
Xinao Gas Holdings Ltd.(1),(3)                                         37,300,000          2,466,000               -
Yankee Candle Company, Inc. (1),(3)                                     2,769,600            205,400       1,775,000
Zeevo, Inc., 5.00% convertible notes (3)                                  398,561                  -         398,561
Zeevo, Inc., Series C-1, convertible preferred (1),(2),(3),(5)          1,587,301                  -       1,126,144
Zeevo, Inc., Series E-1, convertible preferred (1),(2),(3),(5)                  -            942,839               -
Zeevo, Inc., Series E-1, warrants, expire 2008(1),(2),(3),(5)                   3                  -               -
ZOOTS (1),(2),(5)                                                      12,586,913                  -               -





                                                                                                             Market
                                                                                                           Value of
                                                                            Ending        Dividend       Affiliates
Company                                                                     Shares          Income       at 9/30/04
                                                                                             (000)            (000)

Able Inc.(3)                                                               565,000            $650                -
American Healthways, Inc.(1),(3)                                         1,350,000               -                -
Anoto Group AB (1)                                                       7,156,244               -          $10,078
Aristocrat Leisure Ltd.(3)                                              18,171,352             952                -
Ask Jeeves, Inc. (1),(4)                                                 3,700,000               -          121,027
ASM International NV (New York registered)(3)                                    -               -                -
Atheros Communications, Inc. (1)                                         3,040,000               -           31,008
Baycorp Advantage Ltd. (1)                                              13,160,383               -           30,712
BKN International AG (1),(2)                                               965,000               -            5,936
Cafe de Coral Holdings Ltd.(3)                                          23,750,000           1,212                -
California Pizza Kitchen, Inc. (1)                                       1,230,000               -           26,875
Cambrex Corp.(3)                                                         1,300,000             156                -
Capital Lease Funding, Inc.                                              1,630,000             163           17,995
Cathay General Bancorp, Inc.(3)                                          1,900,000             482                -
Charles Vogele Holding AG                                                  516,684             347           17,749
Chung Hwa Pulp Corp.                                                    38,898,300             442           18,436
Clear Media Ltd. (1)                                                    32,579,000               -           30,297
CNET Networks, Inc. (1),(4)                                              8,000,000               -           73,200
Converium Holding AG                                                     2,020,000               -           27,157
Creo Inc. (1)                                                            3,564,000               -           29,310
Cymer, Inc.(1),(3)                                                         460,000               -                -
Daegu Bank, Ltd.                                                         6,907,500           1,151           39,369
Daelim Industrial Co., Ltd. (4)                                          2,448,660           1,518          105,307
Downer EDI Ltd. (4)                                                     18,231,412           1,834           53,017
Duratek, Inc.(3)                                                                 -               -                -
Ekornes ASA (3)                                                          1,775,598           2,593                -
Energem Resources Inc. (1),(5)                                           6,082,500               -            7,050
Expro International Group PLC                                            4,250,000             774           26,616
Extended Stay America, Inc.(3)                                                   -             495                -
Eyetech Pharmaceuticals, Inc. (1),(4)                                    2,624,000               -           89,190
FindWhat.com(1),(3)                                                      1,200,000               -                -
Fourlis(1)                                                               2,960,700               -           16,629
Gladstone Commercial Corp.                                                 493,000             179            7,992
Golden Meditech Co. Ltd.                                                61,394,000             142           12,915
GSI Commerce, Inc. (1)                                                   2,294,491               -           20,214
Hanil Cement Co., Ltd.                                                     491,700             389           19,694
Harvest Natural Resources, Inc. (1)                                      1,910,900               -           31,721
Hutchinson Technology Inc.(3)                                                    -               -                -
Hyosung Corp.(3)                                                         1,406,080             124                -
Ichia Technologies, Inc.                                                14,789,617             210           23,946
Informatics Holdings Ltd.(3)                                                     -              47                -
InfoSpace.com, Inc.(1),(3)                                                 350,000               -                -
Infoteria Corp. (1),(2),(5)                                                  2,672               -            1,519
Integrated Circuit Systems, Inc. (1),(4)                                 4,110,000               -           88,365
Interflex Co., Ltd.                                                        799,000               -           16,660
International Energy Group Ltd.(3)                                               -             485                -
J D Wetherspoon PLC(3)                                                   4,753,975             588                -
KEC Corp.                                                                  523,540               -           10,371
Kenmare Resources PLC (1),(2),(5)                                       37,200,000               -            9,272
Kingboard Chemical Holdings Ltd. (4)                                    39,882,000           1,247           81,849
Kingboard Chemical Holdings Ltd., warrants, expire 2003(3)                       -               -                -
Kingboard Chemical Holdings Ltd., warrants, expire 2006 (1),(5)          3,988,200               -              373
Knot, Inc. (1),(2)                                                       1,340,800               -            4,693
Korea Kumho Petrochemical Co., Ltd.                                      1,292,160               -           11,339
Laureate Education, Inc.(1),(3)                                          1,920,000               -                -
Leitch Technology Corp. (1)                                              2,240,000               -           16,886
LG Industrial Systems Co., Ltd. (1)                                      1,950,000               -           28,039
LG Insurance Co., Ltd.                                                   3,240,000             435           13,568
Lions Gate Entertainment Corp. (1),(4)                                   5,778,500               -           50,438
LTG Technologies PLC (1)                                                17,785,714               -            2,819
Lumenis Ltd. (1)                                                         2,270,000               -            3,519
Magnum Hunter Resources, Inc. (1),(4)                                    4,600,000               -           53,084
Manhattan Associates, Inc.(1),(3)                                        1,300,000               -                -
MatrixOne, Inc.(1),(3)                                                     730,300               -                -
Mentor Graphics Corp. (1),(4)                                            4,530,000               -           49,671
Micrel, Inc.(3)                                                                  -               -                -
Micronic Laser Systems AB (1)                                            2,403,002               -           16,211
Millennium Chemicals, Inc.(1),(3)                                        2,900,000               -                -
Muse Prime Software, Inc., Series B, convertible preferred(3)                    -               -                -
Navan Mining PLC(3)                                                              -               -                -
O'Charley's Inc. (1)                                                     1,350,000               -           22,005
OPTI Canada Inc. (1),(4)                                                 3,834,000               -           57,805
O2Micro International Ltd. (1)                                           2,495,000               -           26,796
PDF Solutions, Inc.(1),(3)                                               1,100,000               -                -
Performance Food Group Co.(1),(3)                                        2,150,000               -                -
Power Integrations, Inc(1)                                               2,000,000               -           40,860
Provide Commerce, Inc.(3)                                                        -               -                -
Pusan Bank (4)                                                           9,520,500           1,792           57,487
Q-Med AB(3)                                                                549,250           2,363                -
Recordati SpA(3)                                                         2,465,200           1,014                -
Restaurant Group PLC                                                    12,629,000             859           22,536
Rhon-Klinikum AG(3)                                                        226,800             651                -
Rhon-Klinikum AG, nonvoting preferred(3)                                   435,550             410                -
Rogers Corp.(1),(3)                                                        600,000               -                -
Sanctuary Group PLC                                                     21,490,000             155           18,687
SBS Broadcasting SA (1),(4)                                              1,855,000               -           62,439
School Specialty, Inc. (1),(4)                                           1,210,000               -           47,686
SembCorp Logistics Ltd. (4)                                             43,652,200             878           58,870
Sharper Image Corp. (1)                                                    950,000               -           20,378
Silicon Graphics, Inc. (1)                                              14,000,000               -           20,020
Sohu.com Inc. (1)                                                        2,350,000               -           39,080
S1 Corp.(3)                                                                845,940             367                -
Spinnaker Exploration Co. (1),(4)                                        2,200,000               -           77,088
Sterling Bancshares, Inc.                                                2,700,000             527           36,315
Techem AG(1),(3)                                                           947,300               -                -
Valora Holding AG (4)                                                      222,000           1,311           46,684
Veeco Instruments, Inc. (1)                                              1,700,000               -           35,649
Venture Production Company Ltd.(1),(3)                                   2,012,650               -                -
WD-40 Co.                                                                1,020,900             605           29,198
Wilson Greatbatch Technologies, Inc. (1)                                 1,386,800               -           24,810
Xinao Gas Holdings Ltd.(1),(3)                                          39,766,000               -                -
Yankee Candle Company, Inc. (1),(3)                                      1,200,000               -                -
Zeevo, Inc., 5.00% convertible notes (3)                                         -              -*                -
Zeevo, Inc., Series C-1, convertible preferred (1),(2),(3),(5)             461,157               -                -
Zeevo, Inc., Series E-1, convertible preferred (1),(2),(3),(5)             942,839               -                -
Zeevo, Inc., Series E-1, warrants, expire 2008(1),(2),(3),(5)                    3               -                -
ZOOTS (1),(2),(5)                                                       12,586,913               -            1,208
                                                                                           $27,547       $2,097,717


The following footnotes to the portfolio apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

(1) Security did not produce income during the last 12 months.
(2) Purchased in a private placement transaction; resale may be limited to qualified institutional Buyers; resale to the public may require registration. The total value of all such restricted securities, including those included in "Other securities" in the summary investment portfolio, was $437,177,000, which represented 3.97% of the net assets of the fund.
(3) Unaffiliated issuer at 9/30/2004
(4) Although this affiliated company is not shown in the summary investment portfolio of unaffiliated issuers, this security is one of the fund's 50 largest holdings when both affiliated and unaffiliated companies are considered.
(5) Valued under fair value procedures adopted by aurthority fo the Board of Directors.

*Amount less than one thousand.


See Notes to Financial Statements


FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
at September 30, 2004                         (dollars and shares in thousands,
                                                      except per-share amounts)

ASSETS:
 Investment securities at market:
  Unaffiliated issuers (cost: $7,371,663)                                             $8,871,491
  Affiliated issuers (cost: $2,061,609)                                                2,097,717               $10,969,208
 Cash denominated in non-U.S. currencies
  (cost: $5,877)                                                                                                     5,815
 Cash                                                                                                                7,001
 Receivables for:
  Sales of investments                                                                    92,774
  Sales of fund's shares                                                                  13,771
  Dividends and interest                                                                   8,340
 Other assets                                                                                562                   115,447
                                                                                                                11,097,471
LIABILITIES:
 Payables for:
  Purchases of investments                                                                43,826
  Repurchases of fund's shares                                                            10,057
  Investment advisory services                                                             5,543
  Services provided by affiliates                                                          3,776
  Deferred Directors' compensation                                                           871
  Other fees and expenses                                                                  9,676                    73,749
NET ASSETS AT SEPTEMBER 30, 2004                                                                               $11,023,722

NET ASSETS CONSIST OF:
 Capital paid in on shares of capital stock                                                                    $10,601,154
 Accumulated net investment loss                                                                                   (12,824)
 Accumulated net realized loss                                                                                  (1,092,445)
 Net unrealized appreciation                                                                                     1,527,837
NET ASSETS AT SEPTEMBER 30, 2004                                                                               $11,023,722

Total authorized capital stock - 800,000 shares, $0.01 par value (397,200 total shares outstanding)

                                                                                                                Net asset value
                                                                      Net assets      Shares outstanding          per share (1)

Class A                                                               $9,771,322                 351,244                 $27.82
Class B                                                                  328,854                  12,224                  26.90
Class C                                                                  273,700                  10,204                  26.82
Class F                                                                  128,095                   4,624                  27.70
Class 529-A                                                               97,396                   3,505                  27.79
Class 529-B                                                               21,483                     790                  27.20
Class 529-C                                                               43,434                   1,596                  27.21
Class 529-E                                                                5,993                     217                  27.58
Class 529-F                                                                7,130                     257                  27.72
Class R-1                                                                  5,463                     200                  27.34
Class R-2                                                                131,046                   4,790                  27.36
Class R-3                                                                 84,796                   3,075                  27.58
Class R-4                                                                 20,242                     728                  27.79
Class R-5                                                                104,768                   3,746                  27.97

(1) Maximum offering price and redemption price per share were equal to the net asset value per share for all share classes, except for classes A and 529-A, for which the maximum offering prices per share were $29.52 and $29.49, respectively.

See Notes to Financial Statements




STATEMENT OF OPERATIONS
for the year ended September 30, 2004                   (dollars in thousands)

INVESTMENT INCOME:
 Income:
  Interest                                                                                 $9,167
  Dividends (net of non-U.S. withholding
            tax of $10,484; also includes
            $27,547 from affiliates)                                                      112,981                  $122,148

 Fees and expenses:
  Investment advisory services                                                             68,772
  Distribution services                                                                    30,443
  Transfer agent services                                                                  14,200
  Administrative services                                                                   2,098
  Reports to shareholders                                                                     647
  Registration statement and prospectus                                                       501
  Postage, stationery and supplies                                                          1,516
  Directors' compensation                                                                     336
  Auditing and legal                                                                          270
  Custodian                                                                                 2,886
  State and local taxes                                                                       177
  Other                                                                                        98
  Total Expenses before reimbursement/waiver                                              121,944
   Reimbursement/waiver of expenses                                                           712                   121,232
 Net investment income                                                                                                  916

NET REALIZED GAIN AND UNREALIZED
 APPRECIATION ON INVESTMENTS
 AND NON-U.S. CURRENCY:
 Net realized gain on:
  Investments (including $283,701 net gain from affiliates)                             1,341,335
  Non-U.S. currency transactions                                                            1,118                 1,342,453
 Net unrealized appreciation on:
  Investments                                                                             357,852
  Non-U.S. currency translations                                                              180                   358,032
   Net realized gain and
    unrealized appreciation
    on investments and non-U.S. currency                                                                          1,700,485
NET INCREASE IN NET ASSETS RESULTING
 FROM OPERATIONS                                                                                                 $1,701,401


See Notes to Financial Statements




STATEMENT OF CHANGES IN NET ASSETS                    (dollars in thousands)

                                                                                       Year ended                Year ended
                                                                                    September 30,             September 30,
                                                                                             2004                      2003
OPERATIONS:
 Net investment income (loss)                                                           $     916                 $  (6,477)
 Net realized gain (loss) on investments and
  non-U.S. currency transactions                                                        1,342,453                  (247,386)
 Net unrealized appreciation on investments and
  non-U.S. currency translations                                                          358,032                 2,279,082
  Net increase in net assets
   resulting from operations                                                            1,701,401                 2,025,219


DIVIDENDS PAID TO SHAREHOLDERS FROM
 NET INVESTMENT INCOME                                                                    (10,989)                        -

CAPITAL SHARE TRANSACTIONS                                                                880,345                  (136,746)

TOTAL INCREASE IN NET ASSETS                                                            2,570,757                 1,888,473

NET ASSETS:
 Beginning of year                                                                      8,452,965                 6,564,492
 End of year (including
  accumulated
  net investment loss: $12,824 and $20,150,
  respectively)                                                                       $11,023,722                $8,452,965

See Notes to Financial Statements



NOTES TO FINANCIAL STATEMENTS


1.       ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION - SMALLCAP World Fund, Inc. (the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks long-term growth of capital through investments in smaller companies in the U.S. and around the world.

The fund offers 14 share classes consisting of four retail share classes, five CollegeAmerica(R) savings plan share classes and five retirement plan share classes. The CollegeAmerica savings plan share classes (529-A, 529-B, 529-C, 529-E and 529-F) are sponsored by the Commonwealth of Virginia and can be utilized to save for college education. The five retirement plan share classes (R-1, R-2, R-3, R-4 and R-5) are sold without any sales charges and do not carry any conversion rights. The fund's share classes are described below:

---------------------------------------------------------------------------------------------------------
      Share class       Initial sales charge Contingent deferred sales         Conversion feature
                                               charge upon redemption
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
  Classes A and 529-A       Up to 5.75%         None (except 1% for                   None
                                                certain redemptions
                                                 within one year of
                                                purchase without an
                                               initial sales charge)
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
  Classes B and 529-B           None          Declines from 5% to zero   Classes B and 529-B convert to
                                               for redemptions within         classes A and 529-A,
                                               six years of purchase    respectively, after eight years
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
        Class C                 None         1% for redemptions within    Class C converts to Class F
                                                one year of purchase             after 10 years
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
      Class 529-C               None         1% for redemptions within                None
                                                one year of purchase
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
      Class 529-E               None                    None                          None
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
  Classes F and 529-F           None                    None                          None
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
Classes R-1, R-2, R-3,          None                    None                          None
      R-4 and R-5
---------------------------------------------------------------------------------------------------------


Holders of all share classes have equal pro rata rights to assets, dividends and liquidation proceeds. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses ("class-specific fees and expenses"), primarily due to different arrangements for distribution, administrative and shareholder services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each class.

SIGNIFICANT ACCOUNTING POLICIES - The financial statements have been prepared to comply with accounting principles generally accepted in the United States of America. These principles require management to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the fund:

          SECURITY VALUATION - Equity securities are valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market in which the security trades. Fixed-income securities are valued at prices obtained from an independent pricing service, when such prices are available. However, where the investment adviser deems it appropriate, such securities will be valued at the mean quoted bid and asked prices or at prices for securities of comparable maturity, quality and type. Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. The value of short-term securities purchased with greater than 60 days to maturity with 60 days or less remaining to maturity is determined based on the market value on the 61st day. The ability of the issuers of the debt securities held by the fund to meet their obligations may be affected by economic developments in a specific industry, state or region. Forward currency contracts are valued at the mean of representative quoted bid and asked prices. Securities and other assets for which representative market quotations are not readily available are fair valued as determined in good faith under procedures adopted by authority of the fund's Board of Directors. Various factors may be reviewed in order to make a good faith determination of a security's fair value. These factors include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; and changes in overall market conditions. If events occur that materially affect the value of securities (particularly non-U.S. securities) between the close of trading in those securities and the close of regular trading on the New York Stock Exchange, the securities are fair valued.

          SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME - Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

          CLASS ALLOCATIONS - Income, fees and expenses (other than class-specific fees and expenses) and realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, administrative and shareholder services, are charged directly to the respective share class.

          DIVIDENDS  AND   DISTRIBUTIONS   TO   SHAREHOLDERS   -  Dividends  and
          distributions paid to shareholders are recorded on the ex-dividend date.

          NON-U.S. CURRENCY TRANSLATION - Assets and liabilities, including investment securities, denominated in non-U.S. currencies are translated into U.S. dollars at the exchange rates in effect at the end of the reporting period. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. In the accompanying financial statements, the effects of changes in non-U.S. exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in non-U.S. currencies are disclosed separately.

          FORWARD CURRENCY CONTRACTS - The fund may enter into forward currency contracts, which represent agreements to exchange non-U.S. currencies on specific future dates at predetermined rates. The fund enters into these contracts to manage its exposure to changes in non-U.S. exchange rates arising from investments denominated in non-U.S. currencies. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from possible movements in non-U.S. exchange rates. Due to these risks, the fund could incur losses up to the entire contract amount, which may exceed the net unrealized value shown in the accompanying financial statements. On a daily basis, the fund values forward currency contracts based on the applicable exchange rates and records unrealized gains or losses. The fund records realized gains or losses at the time the forward contract is closed or offset by another contract with the same broker for the same settlement date and currency.

2.       NON-U.S. INVESTMENTS

INVESTMENT RISK - The risks of investing in securities of non-U.S. issuers may include, but are not limited to, investment and repatriation restrictions; revaluation of currencies; adverse political, social and economic developments; government involvement in the private sector; limited and less reliable investor information; lack of liquidity; certain local tax law considerations; and limited regulation of the securities markets.

TAXATION - Dividend and interest income is recorded net of non-U.S. taxes paid. Gains realized by the fund on the sale of securities in certain countries are subject to non-U.S. taxes. The fund records a liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities. For the year ended September 30, 2004, non-U.S. taxes paid on realized gains were $40,000. As of September 30, 2004, non-U.S. taxes provided on unrealized gains were $8,569,000.


3.       FEDERAL INCOME TAXATION AND DISTRIBUTIONS

The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made.

DISTRIBUTIONS - Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to differing treatment for items such as non-U.S. currency gains and losses; short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; unrealized appreciation of certain investments in non-U.S. securities; deferred expenses; cost of investments sold; net capital losses; and net operating losses. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund. As of September 30, 2004, the cost of investment securities and cash denominated in non-U.S. currencies, for federal income tax purposes was $9,475,159,000.

During the year ended September 30, 2004, the fund reclassified $82,000 from undistributed net investment income to additional paid-in capital and $17,481,000 from undistributed net realized gains to undistributed net investment income to align financial reporting with tax reporting.

As of September 30, 2004, the components of distributable earnings on a tax basis were as follows (dollars in thousands):

Undistributed net investment income and currency gains                                                      $  17,402
Short-term capital loss carryforward expiring in 2011                                                      (1,086,001)
Gross unrealized appreciation on investment securities                                                      2,384,833
Gross unrealized depreciation on investment securities                                                       (884,969)
Net unrealized appreciation on investment securities                                                        1,499,864

Undistributed net investment income and currency gains previous page include currency losses of $109,000 that were realized during the period November 1, 2002 through September 30, 2003. During the year ended September 30, 2004, the fund realized, on a tax basis, a net capital gain of $1,330,936,000, which was offset by capital losses of $54,399,000 that were realized during the period November 1, 2002 through September 30, 2003 and the utilization of capital loss carryforwards of $1,276,537,000. The short-term capital loss carryforward on the previous page will be used to offset any capital gains realized by the fund in future years through the expiration date. The fund will not make distributions from capital gains while a capital loss carryforward remains.

Ordinary income distributions paid to shareholders from net investment income and currency gains were as follows (dollars in thousands):

Share class                                       Year ended September 30, 2004
Class A                                                    $             10,144
Class B                                                                       -
Class C                                                                       -
Class F                                                                     202
Class 529-A                                                                 148
Class 529-B                                                                   -
Class 529-C                                                                   -
Class 529-E                                                                   2
Class 529-F                                                                  12
Class R-1                                                                     2
Class R-2                                                                    50
Class R-3                                                                    80
Class R-4                                                                    25
Class R-5                                                                   324
Total                                                      $             10,989

No distributions were paid to shareholders during the year ended September 30, 2003.

4.       FEES AND TRANSACTIONS WITH RELATED PARTIES

Capital Research and Management Company ("CRMC"), the fund's investment adviser, is the parent company of American Funds Service Company ("AFS"), the fund's transfer agent, and American Funds Distributors, Inc. ("AFD"), the principal underwriter of the fund's shares.

INVESTMENT ADVISORY SERVICES - The Investment Advisory and Service Agreement with CRMC provides for monthly fees accrued daily. These fees are based on a declining series of annual rates beginning with 0.800% on the first billion of daily net assets and decreasing to 0.595% on such assets in excess of $27 billion. During the year ended September 30, 2004, CRMC reduced investment advisory services fees by $292,000. As a result, the fee shown on the accompanying financial statements of $68,772,000, which was equivalent to an annualized rate of 0.661%, was reduced to $68,480,000, or 0.658% of average daily nets assets.

CLASS-SPECIFIC FEES AND EXPENSES - Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are described below:

          DISTRIBUTION SERVICES - The fund has adopted plans of distribution for all share classes, except Class R-5. Under the plans, the Board of Directors approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares. The plans provide for annual expenses, based on a percentage of average daily net assets, ranging from 0.30% to 1.00% as noted on the following page. In some cases, the Board of Directors has approved expense amounts lower than plan limits. All share classes may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD for providing certain shareholder services. Expenses in excess of these amounts, up to approved limits, may be used to compensate dealers and wholesalers for shares sold.

          For classes A and 529-A, the Board of Directors has also approved the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. Each class reimburses AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limit of 0.30% is not exceeded. As of September 30, 2004, there were no unreimbursed expenses subject to reimbursement for classes A or 529-A.

         ------------------------------------------------ ----------------------------- -----------------------------
         Share class                                       Currently approved limits            Plan limits
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Class A                                                      0.30%                         0.30%
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Class 529-A                                                  0.30                          0.50
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Classes B and 529-B                                          1.00                          1.00
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Classes C, 529-C and R-1                                     1.00                          1.00
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Class R-2                                                    0.75                          1.00
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Classes 529-E and R-3                                        0.50                          0.75
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Classes F, 529-F and R-4                                     0.25                          0.50
         ------------------------------------------------ ----------------------------- -----------------------------

          TRANSFER AGENT SERVICES - The fund has a transfer agent agreement with AFS for classes A and B. Under this agreement, these share classes compensate AFS for transfer agent services including shareholder recordkeeping, communications and transaction processing. AFS is also compensated for certain transfer agent services provided to all other share classes from the administrative services fees paid to CRMC described below.

          ADMINISTRATIVE SERVICES - The fund has an administrative services agreement with CRMC to provide transfer agent and other related shareholder services for all classes of shares other than classes A and B. Each relevant class pays CRMC annual fees of 0.15% (0.10% for Class R-5) based on its respective average daily net assets. Each relevant class also pays AFS additional amounts for certain transfer agent services. CRMC and AFS may use these fees to compensate third parties for performing these services. During the year ended September 30, 2004, CRMC agreed to pay a portion of these fees for classes R-1, R-2, and R-3. Each 529 share class is subject to an additional annual administrative services fee of 0.10% of its respective average daily net assets; this fee is payable to the Commonwealth of Virginia for the maintenance of the CollegeAmerica plan. Although these amounts are included with administrative services fees in the accompanying financial statements, the Commonwealth of Virginia is not considered a related party. Administrative services fees are presented gross of any payments made by CRMC.

          Expenses under the agreements described above for the year ended September 30, 2004, were as follows (dollars in thousands):

         --------------------------------------------------------------------------------------------------------------
           Share class    Distribution    Transfer agent                     Administrative services
                            services         services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
                                                                  CRMC          Transfer agent      Commonwealth of
                                                             administrative        services             Virginia
                                                                services                             administrative
                                                                                                        services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
             Class A         $23,467          $13,745        Not applicable     Not applicable       Not applicable
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
             Class B           2,849              455        Not applicable     Not applicable       Not applicable
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
             Class C           2,154         Included               $323              $96            Not applicable
                                                in
                                          administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
             Class F             253         Included                152               34            Not applicable
                                                in
                                          administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
           Class 529-A           109         Included                111               19                  $74
                                                in
                                          administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
           Class 529-B           168         Included                 25               12                   17
                                                in
                                          administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
           Class 529-C           338         Included                 51               20                   34
                                                in
                                          administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
           Class 529-E             23        Included                  7                1                    4
                                                in
                                          administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
           Class 529-F             14        Included                  8                1                    6
                                                in
                                          administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
            Class R-1              38        Included                  6                6            Not applicable
                                                in
                                          administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
            Class R-2             688        Included                138              631            Not applicable
                                                in
                                          administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
            Class R-3             305        Included                 91              112            Not applicable
                                                in
                                          administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
            Class R-4              37        Included                 22                3            Not applicable
                                                in
                                          administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
            Class R-5    Not applicable      Included                 92                2            Not applicable
                                                in
                                          administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
              Total          $30,443          $14,200             $1,026             $937                 $135

         --------------------------------------------------------------------------------------------------------------

DEFERRED DIRECTORS' COMPENSATION - Since the adoption of the deferred compensation plan in 1993, Directors who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Directors' compensation in the accompanying financial statements includes $247,000 in current fees (either paid in cash or deferred) and a net increase of $89,000 in the value of the deferred amounts.

AFFILIATED OFFICERS AND DIRECTORS - Officers and certain Directors of the fund are, or may be considered to be, affiliated with CRMC, AFS and AFD. No affiliated officers or Directors received any compensation directly from the fund.

5.       CAPITAL SHARE TRANSACTIONS

Capital share transactions in the fund were as follows (dollars and shares in thousands):

Share class                                                             Sales(1)                 Reinvestments of dividends)
                                                                  Amount        Shares             Amount          Shares
Year ended September 30, 2004
Class A                                                      $ 1,812,353        66,943            $ 9,695             376
Class B                                                          121,394         4,620                  -               -
Class C                                                          159,066         6,069                  -               -
Class F                                                           96,511         3,572                184               7
Class 529-A                                                       48,055         1,777                148               6
Class 529-B                                                        9,482           357                  -               -
Class 529-C                                                       21,568           810                  -               -
Class 529-E                                                        2,989           111                  2             - *
Class 529-F                                                        4,757           178                 12             - *
Class R-1                                                          4,372           164                  2             - *
Class R-2                                                         98,778         3,680                 50               2
Class R-3                                                         64,095         2,376                 80               3
Class R-4                                                         16,354           606                 25               1
Class R-5                                                         33,209         1,221                284              11
Total net increase
   (decrease)                                                $ 2,492,983        92,484           $ 10,482             406

Year ended September 30, 2003
Class A                                                      $ 1,130,418        58,444                $ -               -
Class B                                                           62,773         3,257                  -               -
Class C                                                           86,227         4,503                  -               -
Class F                                                           48,187         2,475                  -               -
Class 529-A                                                       19,948         1,027                  -               -
Class 529-B                                                        5,233           272                  -               -
Class 529-C                                                        9,480           494                  -               -
Class 529-E                                                        1,507            79                  -               -
Class 529-F                                                        2,385           124                  -               -
Class R-1                                                          1,936            98                  -               -
Class R-2                                                         43,636         2,264                  -               -
Class R-3                                                         30,982         1,612                  -               -
Class R-4                                                         11,864           641                  -               -
Class R-5                                                         11,090           544                  -               -
Total net increase
   (decrease)                                                $ 1,465,666        75,834                $ -               -



Share class                                                          Repurchases(1)                Net increase (decrease)
                                                                  Amount        Shares             Amount           Shares
Year ended September 30, 2004
Class A                                                     $ (1,443,662)      (53,445)         $ 378,386           13,874
Class B                                                          (34,047)       (1,301)            87,347            3,319
Class C                                                          (36,076)       (1,382)           122,990            4,687
Class F                                                          (38,184)       (1,414)            58,511            2,165
Class 529-A                                                       (2,869)         (105)            45,334            1,678
Class 529-B                                                         (352)          (13)             9,130              344
Class 529-C                                                       (1,731)          (65)            19,837              745
Class 529-E                                                         (219)           (8)             2,772              103
Class 529-F                                                       (1,179)          (44)             3,590              134
Class R-1                                                         (1,364)          (52)             3,010              112
Class R-2                                                        (23,685)         (887)            75,143            2,795
Class R-3                                                        (16,637)         (619)            47,538            1,760
Class R-4                                                         (7,980)         (310)             8,399              297
Class R-5                                                        (15,135)         (560)            18,358              672
Total net increase
   (decrease)                                               $ (1,623,120)      (60,205)         $ 880,345           32,685

Year ended September 30, 2003
Class A                                                     $ (1,479,092)      (79,492)        $ (348,674)         (21,048)
Class B                                                          (23,085)       (1,233)            39,688            2,024
Class C                                                          (42,533)       (2,269)            43,694            2,234
Class F                                                          (26,459)       (1,397)            21,728            1,078
Class 529-A                                                       (1,191)          (64)            18,757              963
Class 529-B                                                         (178)          (10)             5,055              262
Class 529-C                                                         (419)          (22)             9,061              472
Class 529-E                                                          (75)           (3)             1,432               76
Class 529-F                                                          (27)           (1)             2,358              123
Class R-1                                                           (211)          (11)             1,725               87
Class R-2                                                         (7,789)         (404)            35,847            1,860
Class R-3                                                         (8,304)         (433)            22,678            1,179
Class R-4                                                         (3,997)         (211)             7,867              430
Class R-5                                                         (9,052)         (467)             2,038               77
Total net increase
   (decrease)                                               $ (1,602,412)      (86,017)        $ (136,746)         (10,183)

* Amount less than one thousand.
(1) Includes exchanges between share classes of the fund.

6.       INVESTMENT TRANSACTIONS AND OTHER DISCLOSURES

The fund made purchases and sales of investment securities, excluding short-term securities, of $5,468,157,000 and $4,602,366,000, respectively, during the year ended September 30, 2004.

The fund receives a reduction in its custodian fee equal to the amount of interest calculated on certain cash balances held at the custodian bank. For the year ended September 30, 2004, the custodian fee of $2,886,000 included $19,000 that was offset by this reduction, rather than paid in cash.




FINANCIAL HIGHLIGHTS (1)

                                                                            Income (loss) from investment operations(2)
                                                                                                      Net
                                                      Net asset                             gains (losses)
                                                         value,              Net            on securities           Total from
                                                      beginning       investment           (both realized           investment
                                                      of period     income (loss)          and unrealized)          operations
Class A:
 Year ended 09/30/2004                                   $23.22             $.02                    $4.61                $4.63
 Year ended 09/30/2003                                    17.53             (.01)                    5.70                 5.69
 Year ended 09/30/2002                                    18.62             (.07)                    (.98)               (1.05)
 Year ended 09/30/2001                                    40.24                - (5)               (16.33)              (16.33)
 Year ended 09/30/2000                                    29.57                - (5)                11.29                11.29
Class B:
 Year ended 09/30/2004                                    22.60             (.18)                    4.48                 4.30
 Year ended 09/30/2003                                    17.20             (.16)                    5.56                 5.40
 Year ended 09/30/2002                                    18.38             (.23)                    (.95)               (1.18)
 Year ended 09/30/2001                                    40.08             (.21)                  (16.20)              (16.41)
 Period from 3/15/2000 to 09/30/2000                      47.11             (.12)                   (6.91)               (7.03)
Class C:
 Year ended 09/30/2004                                    22.54             (.19)                    4.47                 4.28
 Year ended 09/30/2003                                    17.15             (.16)                    5.55                 5.39
 Year ended 09/30/2002                                    18.33             (.22)                    (.95)               (1.17)
 Period from 3/15/2001 to 09/30/2001                      23.06             (.16)                   (4.57)               (4.73)
Class F:
 Year ended 09/30/2004                                    23.16              .02                     4.58                 4.60
 Year ended 09/30/2003                                    17.48             (.01)                    5.69                 5.68
 Year ended 09/30/2002                                    18.60             (.07)                    (.98)               (1.05)
 Period from 3/15/2001 to 09/30/2001                      23.27             (.03)                   (4.64)               (4.67)
Class 529-A:
 Year ended 09/30/2004                                    23.24              .02                     4.60                 4.62
 Year ended 09/30/2003                                    17.53              .01                     5.70                 5.71
 Period from 02/19/2002 to 09/30/2002                     21.68             (.03)                   (4.12)               (4.15)
Class 529-B:
 Year ended 09/30/2004                                    22.88             (.23)                    4.55                 4.32
 Year ended 09/30/2003                                    17.43             (.19)                    5.64                 5.45
 Period from 02/20/2002 to 09/30/2002                     21.82             (.14)                   (4.25)               (4.39)
Class 529-C:
 Year ended 09/30/2004                                    22.89             (.22)                    4.54                 4.32
 Year ended 09/30/2003                                    17.44             (.18)                    5.63                 5.45
 Period from 02/20/2002 to 09/30/2002                     21.82             (.14)                   (4.24)               (4.38)
Class 529-E:
 Year ended 09/30/2004                                    23.09             (.08)                    4.59                 4.51
 Year ended 09/30/2003                                    17.50             (.07)                    5.66                 5.59
 Period from 03/15/2002 to 09/30/2002                     23.21             (.06)                   (5.65)               (5.71)
Class 529-F:
 Year ended 09/30/2004                                    23.20             (.01)                    4.60                 4.59
 Year ended 09/30/2003                                    17.53             (.02)                    5.69                 5.67
 Period from 09/17/2002 to 09/30/2002                     18.24                - (5)                 (.71)                (.71)

                                                                            Income (loss) from investment operations(2)
                                                                                                      Net
                                                      Net asset                             gains (losses)
                                                         value,              Net            on securities           Total from
                                                      beginning       investment           (both realized           investment
                                                      of period     income (loss)          and unrealized)          operations
Class R-1:
 Year ended 09/30/2004                                   $23.00            $(.19)                   $4.55                $4.36
 Year ended 09/30/2003                                    17.49             (.16)                    5.67                 5.51
 Period from 06/19/2002 to 09/30/2002                     21.60             (.04)                   (4.07)               (4.11)
Class R-2:
 Year ended 09/30/2004                                    23.00             (.18)                    4.56                 4.38
 Year ended 09/30/2003                                    17.49             (.15)                    5.66                 5.51
 Period from 05/31/2002 to 09/30/2002                     22.62             (.05)                   (5.08)               (5.13)
Class R-3:
 Year ended 09/30/2004                                    23.12             (.08)                    4.59                 4.51
 Year ended 09/30/2003                                    17.51             (.07)                    5.68                 5.61
 Period from 06/20/2002 to 09/30/2002                     21.43             (.02)                   (3.90)               (3.92)
Class R-4:
 Year ended 09/30/2004                                    23.22              .02                     4.61                 4.63
 Year ended 09/30/2003                                    17.53                - (5)                 5.69                 5.69
 Period from 07/24/2002 to 09/30/2002                     18.55             (.01)                   (1.01)               (1.02)
Class R-5:
 Year ended 09/30/2004                                    23.33              .10                     4.64                 4.74
 Year ended 09/30/2003                                    17.55              .05                     5.73                 5.78
 Period from 05/15/2002 to 09/30/2002                     23.36                - (5)                (5.81)               (5.81)




FINANCIAL HIGHLIGHTS (1)

                                                                 Dividends and distributions

                                                      Dividends
                                                      (from net    Distributions                    Total            Net asset
                                                     investment    (from capital            dividends and           value, end
                                                         income)          gains)            distributions            of period
Class A:
 Year ended 09/30/2004                                    $(.03)             $ -                    $(.03)              $27.82
 Year ended 09/30/2003                                        -                -                        -                23.22
 Year ended 09/30/2002                                     (.04)               -                     (.04)               17.53
 Year ended 09/30/2001                                        -            (5.29)                   (5.29)               18.62
 Year ended 09/30/2000                                     (.02)            (.60)                    (.62)               40.24
Class B:
 Year ended 09/30/2004                                        -                -                        -                26.90
 Year ended 09/30/2003                                        -                -                        -                22.60
 Year ended 09/30/2002                                        -                -                        -                17.20
 Year ended 09/30/2001                                        -            (5.29)                   (5.29)               18.38
 Period from 3/15/2000 to 09/30/2000                          -                -                        -                40.08
Class C:
 Year ended 09/30/2004                                        -                -                        -                26.82
 Year ended 09/30/2003                                        -                -                        -                22.54
 Year ended 09/30/2002                                     (.01)               -                     (.01)               17.15
 Period from 3/15/2001 to 09/30/2001                          -                -                        -                18.33
Class F:
 Year ended 09/30/2004                                     (.06)               -                     (.06)               27.70
 Year ended 09/30/2003                                        -                -                        -                23.16
 Year ended 09/30/2002                                     (.07)               -                     (.07)               17.48
 Period from 3/15/2001 to 09/30/2001                          -                -                        -                18.60
Class 529-A:
 Year ended 09/30/2004                                     (.07)               -                     (.07)               27.79
 Year ended 09/30/2003                                        -                -                        -                23.24
 Period from 02/19/2002 to 09/30/2002                         -                -                        -                17.53
Class 529-B:
 Year ended 09/30/2004                                        -                -                        -                27.20
 Year ended 09/30/2003                                        -                -                        -                22.88
 Period from 02/20/2002 to 09/30/2002                         -                -                        -                17.43
Class 529-C:
 Year ended 09/30/2004                                        -                -                        -                27.21
 Year ended 09/30/2003                                        -                -                        -                22.89
 Period from 02/20/2002 to 09/30/2002                         -                -                        -                17.44
Class 529-E:
 Year ended 09/30/2004                                     (.02)               -                     (.02)               27.58
 Year ended 09/30/2003                                        -                -                        -                23.09
 Period from 03/15/2002 to 09/30/2002                         -                -                        -                17.50
Class 529-F:
 Year ended 09/30/2004                                     (.07)               -                     (.07)               27.72
 Year ended 09/30/2003                                        -                -                        -                23.20
 Period from 09/17/2002 to 09/30/2002                         -                -                        -                17.53

                                                                   Dividends and distributions

                                                      Dividends
                                                      (from net    Distributions                     Total           Net asset
                                                     investment    (from capital             dividends and          value, end
                                                         income)          gains)             distributions           of period
Class R-1:
 Year ended 09/30/2004                                    $(.02)              $-                    $(.02)              $27.34
 Year ended 09/30/2003                                        -                -                        -                23.00
 Period from 06/19/2002 to 09/30/2002                         -                -                        -                17.49
Class R-2:
 Year ended 09/30/2004                                     (.02)               -                     (.02)               27.36
 Year ended 09/30/2003                                        -                -                        -                23.00
 Period from 05/31/2002 to 09/30/2002                         -                -                        -                17.49
Class R-3:
 Year ended 09/30/2004                                     (.05)               -                     (.05)               27.58
 Year ended 09/30/2003                                        -                -                        -                23.12
 Period from 06/20/2002 to 09/30/2002                         -                -                        -                17.51
Class R-4:
 Year ended 09/30/2004                                     (.06)               -                     (.06)               27.79
 Year ended 09/30/2003                                        -                -                        -                23.22
 Period from 07/24/2002 to 09/30/2002                         -                -                        -                17.53
Class R-5:
 Year ended 09/30/2004                                     (.10)               -                     (.10)               27.97
 Year ended 09/30/2003                                        -                -                        -                23.33
 Period from 05/15/2002 to 09/30/2002                         -                -                        -                17.55




FINANCIAL HIGHLIGHTS (1)


                                                                        Ratio of expenses     Ratio of expenses
                                                                           to average net        to average net    Ratio of net
                                                          Net assets,       assets before          assets after   income (loss)
                                               Total    end of period      reimbursement/        reimbursement/      to average
                                           return (3)   (in millions)             waiver              waiver(4)      net assets
Class A:
 Year ended 09/30/2004                         19.95%        $ 9,771               1.12%                 1.12%          .06%
 Year ended 09/30/2003                         32.46           7,833               1.19                  1.19          (.07)
 Year ended 09/30/2002                         (5.69)          6,283               1.17                  1.17          (.32)
 Year ended 09/30/2001                        (44.95)          7,265               1.09                  1.09          (.01)
 Year ended 09/30/2000                         38.42          14,098               1.10                  1.10             -  (6)
Class B:
 Year ended 09/30/2004                         19.03             329               1.88                  1.88          (.69)
 Year ended 09/30/2003                         31.40             201               1.97                  1.97          (.85)
 Year ended 09/30/2002                         (6.42)            118               1.95                  1.95         (1.09)
 Year ended 09/30/2001                        (45.38)             86               1.89                  1.89          (.81)
 Period from 3/15/2000 to 09/30/2000          (14.92)             73               1.84 (7)              1.84 (7)      (.57) (7)
Class C:
 Year ended 09/30/2004                         18.99             274               1.92                  1.91          (.71)
 Year ended 09/30/2003                         31.43             124               1.97                  1.97          (.85)
 Year ended 09/30/2002                         (6.42)             56               1.96                  1.96         (1.08)
 Period from 3/15/2001 to 09/30/2001          (20.51)             17               2.11 (7)              2.11 (7)     (1.11) (7)
Class F:
 Year ended 09/30/2004                         19.90             128               1.15                  1.14           .06
 Year ended 09/30/2003                         32.49              57               1.18                  1.18          (.06)
 Year ended 09/30/2002                         (5.73)             24               1.20                  1.20          (.32)
 Period from 3/15/2001 to 09/30/2001          (20.07)              7               1.23 (7)              1.23 (7)      (.21) (7)
Class 529-A:
 Year ended 09/30/2004                         19.90              97               1.14                  1.14           .06
 Year ended 09/30/2003                         32.57              42               1.11                  1.11           .03
 Period from 02/19/2002 to 09/30/2002         (19.14)             15               1.18 (7)              1.18 (7)      (.25) (7)
Class 529-B:
 Year ended 09/30/2004                         18.88              22               2.04                  2.04          (.84)
 Year ended 09/30/2003                         31.27              10               2.09                  2.09          (.95)
 Period from 02/20/2002 to 09/30/2002         (20.12)              3               2.08 (7)              2.08 (7)     (1.15) (7)
Class 529-C:
 Year ended 09/30/2004                         18.87              43               2.03                  2.03          (.83)
 Year ended 09/30/2003                         31.25              20               2.07                  2.07          (.94)
 Period from 02/20/2002 to 09/30/2002         (20.07)              7               2.05 (7)              2.05 (7)     (1.12) (7)
Class 529-E:
 Year ended 09/30/2004                         19.52               6               1.50                  1.49          (.29)
 Year ended 09/30/2003                         31.94               3               1.53                  1.53          (.38)
 Period from 03/15/2002 to 09/30/2002         (24.60)              1               1.51 (7)              1.51 (7)      (.60) (7)
Class 529-F:
 Year ended 09/30/2004                         19.81               7               1.25                  1.24          (.04)
 Year ended 09/30/2003                         32.34               3               1.27                  1.27          (.10)
 Period from 09/17/2002 to 09/30/2002          (3.89)              - (8)            .04                   .04           .01


                                                                       Ratio of expenses     Ratio of expenses
                                                                          to average net        to average net     Ratio of net
                                                          Net assets,      assets before          assets after    income (loss)
                                               Total    end of period     reimbursement/        reimbursement/       to average
                                              return    (in millions)             waiver             waiver(4)       net assets
Class R-1:
 Year ended 09/30/2004                         18.98%            $ 6               2.01%                 1.91%         (.71)%
 Year ended 09/30/2003                         31.50               2               2.43                  1.93          (.78)
 Period from 06/19/2002 to 09/30/2002         (19.03)              - (8)           7.56                   .54          (.22)
Class R-2:
 Year ended 09/30/2004                         19.05             131               2.30                  1.88          (.67)
 Year ended 09/30/2003                         31.50              46               2.59                  1.89          (.75)
 Period from 05/31/2002 to 09/30/2002         (22.68)              2                .85                   .63          (.29)
Class R-3:
 Year ended 09/30/2004                         19.52              85               1.55                  1.49          (.28)
 Year ended 09/30/2003                         32.04              30               1.67                  1.51          (.37)
 Period from 06/20/2002 to 09/30/2002         (18.29)              2                .52                   .42          (.11)
Class R-4:
 Year ended 09/30/2004                         19.95              20               1.13                  1.13           .07
 Year ended 09/30/2003                         32.46              10               1.17                  1.16          (.02)
 Period from 07/24/2002 to 09/30/2002          (5.50)              - (8)            .70                   .21          (.03)
Class R-5:
 Year ended 09/30/2004                         20.34             105                .82                   .81           .36
 Year ended 09/30/2003                         32.93              72                .83                   .83           .28
 Period from 05/15/2002 to 09/30/2002         (24.87)             53                .31                   .31           .01

                                                                               Year ended September 30
                                                             2004          2003            2002          2001           2000

Portfolio turnover rate for all classes of shares             48%           49%             51%           60%            63%


(1) Based on operations for the period shown (unless otherwise noted) and, accordingly, may not be representative of a full year.
(2) Based on average shares outstanding.
(3) Total returns exclude all sales charges, including contingent deferred sales charges.
(4) The ratios in this column reflect the impact, if any, of certain reimbursements/waivers from CRMC. During the year ended 09/30/2004, CRMC reduced fees for investment advisory services for all share classes.
    In addition, during the start up period for the retirement share classes (except R-5), CRMC agreed to pay a portion of the fees related to transfer agent services.
(5) Amount less than one cent.
(6) Amount less than .01 percent.
(7) Annualized.
(8) Amount less than $1 million.

See Notes to Financial Statements




REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF SMALLCAP WORLD FUND, INC.:

We have audited the accompanying statement of assets and liabilities of SMALLCAP World Fund, Inc. (the "Fund"), including the investment portfolio, as of September 30, 2004, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2004, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of SMALLCAP World Fund, Inc. as of September 30, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Los Angeles, California
November 9, 2004



TAX INFORMATION (unaudited)

We are required to advise you within 60 days of the fund's fiscal year-end regarding the federal tax status of certain distributions received by shareholders during such fiscal year. The information below is provided for the fund's fiscal year ending September 30, 2004.

The fund makes an election under the Internal Revenue Code Section 853 to pass through certain non-U.S. taxes paid by the fund to its shareholders as a foreign tax credit. The amount of foreign tax credit passed through to shareholders for the fiscal year is $9,703,000. Foreign source income earned by the fund for the fiscal year was $107,931,000. Shareholders are entitled to a foreign tax credit or an itemized deduction, at their discretion. Generally, it is more advantageous to claim a credit than to take a deduction.

Individual shareholders are eligible for reduced tax rates on qualified dividend income. For purposes of computing the dividends eligible for reduced tax rates all of the dividends paid by the fund from ordinary income earned during the fiscal year are considered qualified dividend income. In addition, all of the dividends paid by the fund from ordinary income earned during the prior fiscal year are considered qualified dividend income.

Corporate shareholders may exclude up to 70% of qualifying dividends. For purposes of computing this exclusion, all of the dividends paid by the fund from ordinary income earned during the fiscal year represent qualifying dividends.

Certain states may exempt from income taxation that portion of dividends paid by the fund from ordinary income that was derived from direct U.S. government obligations. For purposes of computing this exclusion, $51,000 of the dividends paid by the fund from ordinary income earned during the fiscal year were derived from interest on direct U.S. government obligations.

Dividends and distributions received by retirement plans such as IRAs, Keogh-type plans and 403(b) plans need not be reported as taxable income. However, many retirement plan trusts may need this information for their annual information reporting.

SINCE THE INFORMATION ABOVE IS REPORTED FOR THE FUND'S FISCAL YEAR AND NOT THE CALENDAR YEAR, SHAREHOLDERS SHOULD REFER TO THEIR FORM 1099-DIV OR OTHER TAX INFORMATION WHICH WILL BE MAILED IN JANUARY 2005 TO DETERMINE THE CALENDAR YEAR AMOUNTS TO BE INCLUDED ON THEIR 2004 TAX RETURNS. SHAREHOLDERS SHOULD CONSULT THEIR TAX ADVISERS.


EXPENSE EXAMPLE: (unaudited)

As a shareholder of the fund, you incur two types of costs: (1) transaction costs such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads); and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2004 through September 30, 2004).

ACTUAL EXPENSES:
The first line of each share class in the table on the next page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses paid during period" to estimate the expenses you paid on your account during this period. There are some account fees that are charged to certain types of accounts, such as Individual Retirement Accounts and CollegeAmerica accounts (generally, a $10 fee is charged to set up the account and an additional $10 fee is charged to the account annually) that would increase the amount of expenses paid on your account. In addition, retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F and Class 529-F shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.50% to 3.00% of assets annually depending on services offered. You may use the information in the table on the next page to estimate the impact of these fees by adding the amount of the fees to the number in the first line for your share class under the heading entitled "Expenses paid during period," and subtracting the amount of the fees from the number in the first line under the heading entitled "Ending account value."

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES:
The second line of each share class in the table on the next page provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds. There are some account fees that are charged to certain shareholders, such as Individual Retirement Accounts and CollegeAmerica accounts (generally, a $10 fee is charged to set up the account and an additional $10 fee is charged to the account annually) that would increase the amount of expenses paid on your account. In addition, retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F and Class 529-F shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.50% to 3.00% of assets annually depending on services offered. You may use the information in the table on the next page to estimate the impact of these fees by adding the amount of the fees to the number in the second line for your share class under the heading entitled "Expenses paid during period," and subtracting the amount of the fees from the number in the second line under the heading entitled "Ending account value."

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                               Beginning account         Ending account         Expenses paid           Annualized
                                                 value 04/1/2004       value 09/30/2004      during period(1)        expense ratio

Class A -- actual return                         $      1,000.00                $968.66                $5.38                 1.09%
Class A -- assumed 5% return                            1,000.00               1,019.60                 5.52                 1.09
Class B -- actual return                                1,000.00                 964.85                 9.21                 1.87
Class B -- assumed 5% return                            1,000.00               1,015.69                 9.45                 1.87
Class C -- actual return                                1,000.00                 964.74                 9.36                 1.90
Class C -- assumed 5% return                            1,000.00               1,015.54                 9.60                 1.90
Class F -- actual return                                1,000.00                 968.53                 5.53                 1.12
Class F -- assumed 5% return                            1,000.00               1,019.45                 5.67                 1.12
Class 529-A -- actual return                            1,000.00                 968.62                 5.48                 1.11
Class 529-A -- assumed 5% return                        1,000.00               1,019.50                 5.62                 1.11
Class 529-B -- actual return                            1,000.00                 964.19                 9.95                 2.02
Class 529-B -- assumed 5% return                        1,000.00               1,014.94                10.20                 2.02
Class 529-C -- actual return                            1,000.00                 963.86                 9.90                 2.01
Class 529-C -- assumed 5% return                        1,000.00               1,014.99                10.15                 2.01
Class 529-E -- actual return                            1,000.00                 966.71                 7.30                 1.48
Class 529-E -- assumed 5% return                        1,000.00               1,017.65                 7.49                 1.48
Class 529-F -- actual return                            1,000.00                 967.87                 6.07                 1.23
Class 529-F -- assumed 5% return                        1,000.00               1,018.90                 6.23                 1.23
Class R-1 -- actual return                              1,000.00                 964.72                 9.36                 1.90
Class R-1 -- assumed 5% return                          1,000.00               1,015.54                 9.60                 1.90
Class R-2 -- actual return                              1,000.00                 965.07                 9.16                 1.86
Class R-2 -- assumed 5% return                          1,000.00               1,015.74                 9.40                 1.86
Class R-3 -- actual return                              1,000.00                 966.71                 7.30                 1.48
Class R-3 -- assumed 5% return                          1,000.00               1,017.65                 7.49                 1.48
Class R-4 -- actual return                              1,000.00                 968.29                 5.48                 1.11
Class R-4 -- assumed 5% return                          1,000.00               1,019.50                 5.62                 1.11
Class R-5 -- actual return                              1,000.00                 970.17                 3.95                  .80
Class R-5 -- assumed 5% return                          1,000.00               1,021.06                 4.05                  .80

(1) Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the period (183), and divided by 365 (to reflect the one-half year period).


BOARD OF DIRECTORS

"NON-INTERESTED" DIRECTORS

                                           YEAR FIRST
                                              ELECTED
                                           A DIRECTOR
NAME AND AGE                           OF THE FUND(1)         PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS

Joseph C. Berenato, 58                          2000          Chairman of the Board and CEO, Ducommun Incorporated (aerospace components manufacturer)

Ambassador Richard G.                           1993          Corporate director and author; former U.S.
Capen, Jr., 70                                                Ambassador to Spain; former Vice Chairman, Knight-Ridder, Inc.
                                                              (communications company); former Chairman and Publisher, The Miami
                                                              Herald

H. Frederick Christie, 71                       1990          Private investor; former President and CEO, The Mission Group
                                                              (non-utility holding company, subsidiary of Southern California
                                                              Edison Company)

John G. Freund, 51                              2000          Founder and Managing Director, Skyline Ventures (venture capital investor in health care companies); former Managing Director --
                                                              Alternative Asset Management Group, Chancellor Capital Management

Leonade D. Jones, 57                            1995          Co-founder, VentureThink LLC (developed and managed e-commerce businesses) and Versura Inc. (education loan exchange); former
                                                              Treasurer, The Washington Post Company

William H. Kling, 62                            1990          President, American Public Media Group

Norman R. Weldon, Ph.D., 70                     1990          Managing Director, Partisan Management Group, Inc. (venture capital investor in medical device companies); former Chairman of the Board,
                                                              Novoste Corporation; former President and Director, Corvita
                                                              Corporation

Patricia K. Woolf, Ph.D., 70                    1990          Private investor; corporate director; lecturer, Department of
                                                              Molecular Biology, Princeton University


"NON-INTERESTED" DIRECTORS

                                           NUMBER OF
                                          PORTFOLIOS
                                             IN FUND
                                          COMPLEX(2)
                                         OVERSEEN BY
NAME AND AGE                                DIRECTOR          OTHER DIRECTORSHIPS(3) HELD BY DIRECTOR

Joseph C. Berenato, 58                            4           Ducommun Incorporated

Ambassador Richard G.                            14           Carnival Corporation
Capen, Jr., 70

H. Frederick Christie, 71                        19           Ducommun Incorporated; IHOP Corporation; Southwest Water Company;
                                                              Valero L.P.

John G. Freund, 51                                2           None

Leonade D. Jones, 57                              6           None

William H. Kling, 62                              6           Irwin Financial Corporation; St. Paul Travelers Companies

Norman R. Weldon, Ph.D., 70                       3           None

Patricia K. Woolf, Ph.D., 70                      6           Crompton Corporation; First Energy Corporation; National Life Holding
                                                              Co.


"INTERESTED" DIRECTORS(4)

                                           YEAR FIRST
                                            ELECTED A
                                          DIRECTOR OR         PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
NAME, AGE AND                                 OFFICER         AND POSITIONS HELD WITH AFFILIATED ENTITIES OR THE
POSITION WITH FUND                        OF THE FUND         PRINCIPAL UNDERWRITER OF THE FUND

Gordon Crawford, 57                             1992          Senior Vice President and Director, Capital
Chairman of the Board                                         Research and Management Company

Gregory W. Wendt, 43                            1992          Senior Vice President, Capital Research Company;(5)
President                                                     Director, American Funds Distributors, Inc.;(5) Director, Capital
                                                              Management Services, Inc.(5)


"INTERESTED" DIRECTORS(4)

                                            NUMBER OF
                                           PORTFOLIOS
                                              IN FUND
                                           COMPLEX(2)
NAME, AGE AND                             OVERSEEN BY
POSITION WITH FUND                           DIRECTOR         OTHER DIRECTORSHIPS(3) HELD BY DIRECTOR

Gordon Crawford, 57                               2           None
Chairman of the Board

Gregory W. Wendt, 43                              1           None
President

THE STATEMENT OF ADDITIONAL INFORMATION INCLUDES ADDITIONAL INFORMATION ABOUT FUND DIRECTORS AND IS AVAILABLE WITHOUT CHARGE UPON REQUEST BY CALLING AMERICAN FUNDS SERVICE COMPANY AT 800/421-0180. THE ADDRESS FOR ALL DIRECTORS AND OFFICERS OF THE FUND IS 333 SOUTH HOPE STREET, LOS ANGELES, CA 90071, ATTENTION:
FUND SECRETARY.

(1) Directors and officers of the fund serve until their resignation, removal or retirement.
(2) Capital Research and Management Company manages the American Funds, consisting of 29 funds. Capital Research and Management Company also manages American Funds Insurance Series,(R) which serves as the underlying investment vehicle for certain variable insurance contracts, and Endowments, whose shareholders are limited to certain nonprofit organizations.
(3) This includes all directorships (other than those in the American Funds) that are held by each Director as a director of a public company or a registered investment company.
(4) "Interested persons" within the meaning of the 1940 Act, on the basis of their affiliation with the fund's investment adviser, Capital Research and Management Company, or affiliated entities (including the fund's principal underwriter).
(5) Company affiliated with Capital Research and Management Company.

OTHER OFFICERS
                                           YEAR FIRST
                                              ELECTED         PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
NAME, AGE AND                              AN OFFICER         AND POSITIONS HELD WITH AFFILIATED ENTITIES OR
POSITION WITH FUND                     OF THE FUND(1)         THE PRINCIPAL UNDERWRITER OF THE FUND

J. Blair Frank, 38                              1999          Vice President, Capital Research Company(5)
Senior Vice President

Grant L. Cambridge, 42                          2001          Vice President, Capital Research Company(5)
Vice President

Vincent P. Corti, 48                            1990          Vice President -- Fund Business Management
Vice President                                                Group, Capital Research and Management Company

Brady L. Enright, 37                            2004          Vice President, Capital Research Company(5)
Vice President

Jonathan O. Knowles, 43                         2000          Executive Vice President and Director, Capital
Vice President                                                Research Company(5)

Chad L. Norton, 44                              1990          Vice President -- Fund Business Management
Secretary                                                     Group, Capital Research and Management Company

David A. Pritchett, 38                          1999          Vice President -- Fund Business Management
Treasurer                                                     Group, Capital Research and Management Company

Sheryl F. Johnson, 36                           1998          Vice President -- Fund Business Management
Assistant Treasurer                                           Group, Capital Research and Management Company

OFFICES OF THE FUND AND OF THE
INVESTMENT ADVISER
Capital Research and Management Company
333 South Hope Street
Los Angeles, CA 90071-1406

135 South State College Boulevard
Brea, CA 92821-5823

TRANSFER AGENT FOR SHAREHOLDER ACCOUNTS
American Funds Service Company
(Please write to the address nearest you.)

P.O. Box 25065
Santa Ana, CA 92799-5065

P.O. Box 659522
San Antonio, TX 78265-9522

P.O. Box 6007
Indianapolis, IN 46206-6007

P.O. Box 2280
Norfolk, VA 23501-2280

CUSTODIAN OF ASSETS
State Street Bank & Trust Company
225 Franklin Street
Boston, MA 02105-1713

COUNSEL
O'Melveny & Myers LLP
400 South Hope Street
Los Angeles, CA 90071-2899

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
Two California Plaza
350 South Grand Avenue
Los Angeles, CA 90071-3462

PRINCIPAL UNDERWRITER
American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, CA 90071-1406

INVESTORS SHOULD CAREFULLY CONSIDER THE INVESTMENT OBJECTIVES, RISKS, CHARGES AND EXPENSES OF THE AMERICAN FUNDS AND COLLEGEAMERICA. THIS AND OTHER IMPORTANT INFORMATION IS CONTAINED IN THE FUND'S PROSPECTUS AND THE COLLEGEAMERICA PROGRAM DESCRIPTION, WHICH CAN BE OBTAINED FROM YOUR FINANCIAL ADVISER AND SHOULD BE READ CAREFULLY BEFORE INVESTING. YOU MAY ALSO CALL AMERICAN FUNDS SERVICE COMPANY (AFS) AT 800/421-0180 OR VISIT THE AMERICAN FUNDS WEBSITE AT AMERICANFUNDS.COM. COLLEGEAMERICA IS SPONSORED BY THE VIRGINIA COLLEGE SAVINGS PLAN.

"AMERICAN FUNDS PROXY VOTING GUIDELINES" -- WHICH DESCRIBES HOW WE VOTE PROXIES RELATING TO PORTFOLIO SECURITIES -- IS AVAILABLE FREE OF CHARGE ON THE U.S. SECURITIES AND EXCHANGE COMMISSION (SEC) WEBSITE AT WWW.SEC.GOV, ON THE AMERICAN FUNDS WEBSITE OR UPON REQUEST BY CALLING AFS. THE FUND'S PROXY VOTING RECORD FOR THE 12 MONTHS ENDED JUNE 30, 2004, IS ALSO AVAILABLE ON THE SEC AND AMERICAN FUNDS WEBSITES.

A complete portfolio of SMALLCAP World Fund's investments is available free of charge on the SEC website or upon request by calling AFS.

SMALLCAP World Fund files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available free of charge on the SEC website or upon request by calling AFS. You may also review or, for a fee, copy the forms at the SEC's Public Reference Room in Washington, D.C. (800/SEC-0330).

This report is for the information of shareholders of SMALLCAP World Fund, but it may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after December 31, 2004, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.


[logo - American Funds(R)]

The right choice for the long term(R)

WHAT MAKES AMERICAN FUNDS DIFFERENT?

For more than 70 years, we have followed a consistent philosophy that we firmly believe is in our investors' best interests. The range of opportunities offered by our family of just 29 carefully conceived, broadly diversified funds has attracted over 25 million shareholder accounts.

OUR UNIQUE COMBINATION OF STRENGTHS INCLUDES THESE FIVE FACTORS:

o  A LONG-TERM, VALUE-ORIENTED APPROACH
   Rather than follow fads, we pursue a consistent strategy, focusing on each investment's long-term potential.

o  AN UNPARALLELED GLOBAL RESEARCH EFFORT
   American Funds draws on one of the industry's most globally integrated research networks.

o  THE MULTIPLE PORTFOLIO COUNSELOR SYSTEM
   Every American Fund is divided among a number of portfolio counselors. Each takes responsibility for a portion independently, within each fund's objectives; in most cases, research analysts manage a portion as well. Over time this method has contributed to a consistency of results and continuity of management.

o  EXPERIENCED INVESTMENT PROFESSIONALS
   The recent market decline was not the first for most of the portfolio counselors who serve the American Funds. More than half of them were in the investment business before the sharp market decline of 1987.

o  A COMMITMENT TO LOW OPERATING EXPENSES
   American Funds' operating expenses are among the lowest in the mutual fund industry. Our portfolio turnover rates are low as well, keeping transaction costs and tax consequences contained.


29 MUTUAL FUNDS, CONSISTENT PHILOSOPHY, CONSISTENT RESULTS

o  GROWTH FUNDS
   Emphasis on long-term growth through stocks
   AMCAP Fund(R)
   EuroPacific Growth Fund(R)
   The Growth Fund of America(R)
   The New Economy Fund(R)
   New Perspective Fund(R)
   New World Fund(SM)
>  SMALLCAP WORLD FUND(R)

o  GROWTH-AND-INCOME FUNDS
   Emphasis on long-term growth and dividends through stocks
   American Mutual Fund(R)
   Capital World Growth and Income Fund(SM)
   Fundamental Investors(SM)
   The Investment Company of America(R)
   Washington Mutual Investors Fund(SM)

o  EQUITY-INCOME FUNDS
   Emphasis on above-average income and growth through stocks and/or bonds Capital Income Builder(R)
   The Income Fund of America(R)

o  BALANCED FUND
   Emphasis on long-term growth and current income through stocks and bonds American Balanced Fund(R)

o  BOND FUNDS
   Emphasis on current income through bonds
   American High-Income Trust(SM)
   The Bond Fund of America(SM)
   Capital World Bond Fund(R)
   Intermediate Bond Fund of America(R)
   U.S. Government Securities Fund(SM)

o  TAX-EXEMPT BOND FUNDS
   Emphasis on tax-free current income through municipal bonds
   American High-Income Municipal Bond Fund(R)
   Limited Term Tax-Exempt Bond Fund of America(SM)
   The Tax-Exempt Bond Fund of America(R)

   STATE-SPECIFIC TAX-EXEMPT FUNDS
   The Tax-Exempt Fund of California(R)
   The Tax-Exempt Fund of Maryland(R)
   The Tax-Exempt Fund of Virginia(R)

o  MONEY MARKET FUNDS
   The Cash Management Trust of America(R)
   The Tax-Exempt Money Fund of America(SM)
   The U.S. Treasury Money Fund of America(SM)

THE CAPITAL GROUP COMPANIES

American Funds
Capital Research and Management
Capital International
Capital Guardian
Capital Bank and Trust

Lit. No. MFGEAR-935-1104P

Litho in USA BBC/CG/8067-S1919

Printed on recycled paper






ITEM 2 - Code of Ethics

The Registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer. The Registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics. Such request can be made to American Funds Service Company at 800/421-0180 or to the Secretary of the Registrant, 333 South Hope Street, Los Angeles, California 90071.


ITEM 3 - Audit Committee Financial Expert

The Registrant's Board has determined that Joseph C. Berenato, a member of the Registrant's Audit Committee, is an "audit committee financial expert" and "independent," as such terms are defined in this Item. This designation will not increase the designee's duties, obligations or liability as compared to his duties, obligations and liability as a member of the Audit Committee and of the Board; nor will it reduce the responsibility of the other Audit Committee members. There may be other individuals who, through education or experience, would qualify as "audit committee financial experts" if the Board had designated them as such. Most importantly, the Board believes each member of the Audit Committee contributes significantly to the effective oversight of the Registrant's financial statements and condition.


ITEM 4 - Principal Accountant Fees and Services

Fees billed by the Registrant's auditors for each of the last two fiscal years, including fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the Registrant, and a description of the nature of the services comprising the fees, are listed below:

    Registrant:
        a) Audit Fees:
                                    2003             $73,000
                                    2004             $78,000
        b) Audit- Related Fees:
                                    2003             none
                                    2004             $11,000
                                    The audit-related fees consist of assurance
                                    and related services relating to the
                                    examination of the Registrant's investment
                                    adviser conducted in accordance with
                                    Statement on Auditing Standards Number 70
                                    issued by the American Institute of
                                    Certified Public Accountants.
        c) Tax Fees:
                                    2003             $13,000
                                    2004             $7,000
                                    The tax fees consist of professional
                                    services relating to the preparation of the Registrant's tax returns including returns relating to the registrant's investments in non-U.S. jurisdictions.

        d) All Other Fees:
                                    2003             none
                                    2004             none

                  Adviser and affiliates (includes only fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the Registrant and were subject to the pre-approval policies described below):

        b) Audit- Related Fees:
                                    2003             $365,000
                                    2004             $323,000
                                    The audit-related fees consist of assurance
                                    and related services relating to the
                                    examination of the Registrant's transfer
                                    agency and investment adviser conducted in
                                    accordance with Statement on Auditing
                                    Standards Number 70 issued by the American
                                    Institute of Certified Public Accountants.
        c) Tax Fees:
                                    2003             none
                                    2004             none
        d) All Other Fees:
                                    2003             none
                                    2004             none

The Registrant's Audit Committee will pre-approve all audit and permissible non-audit services that the Committee considers compatible with maintaining the auditors' independence. The pre-approval requirement will extend to all non-audit services provided to the Registrant, the investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the registrant. The Committee will not delegate its responsibility to pre-approve these services to the investment adviser. The Committee may delegate to one or more Committee members the authority to review and pre-approve audit and permissible non-audit services. Actions taken under any such delegation will be reported to the full Committee at its next meeting. The pre-approval requirement is waived with respect to non-audit services if certain conditions are met. The pre-approval requirement was not waived for any of the services listed above under paragraphs b, c and d.

Aggregate non-audit fees paid to the Registrant's auditors, including fees for all services billed to the Registrant and the adviser and affiliates that provide ongoing services to the Registrant were $386,000 for fiscal year 2003 and $857,000 for fiscal year 2004. The non-audit services represented by these amounts were brought to the attention of the Committee and considered to be compatible with maintaining the auditors' independence.


ITEM 5 - Audit Committee of Listed Registrants

Not applicable.


ITEM 6 - Schedule of Investments

[logo - American Funds (r)]

SMALLCAP WORLD FUND
Investment portfolio

September 30, 2004

                                                                                                                    Market value
COMMON STOCKS -- 93.79%                                                                               Shares               (000)

CONSUMER DISCRETIONARY -- 19.62%
Michaels Stores, Inc.                                                                              2,650,000            $156,906
Aristocrat Leisure Ltd.                                                                           18,171,352             102,382
Gemstar-TV Guide International, Inc.(1)                                                           13,750,000              77,687
UnitedGlobalCom, Inc., Class A(1)                                                                  8,610,144              64,318
SBS Broadcasting SA(1),(2)                                                                         1,855,000              62,439
Reader's Digest Assn., Inc., Class A                                                               3,650,000              53,253
Schibsted ASA                                                                                      2,370,000              50,533
Lions Gate Entertainment Corp., USD denominated(1),(2)                                             3,050,000              26,535
Lions Gate Entertainment Corp.(1),(2)                                                              2,728,500              23,903
Valora Holding AG(2)                                                                                 222,000              46,684
Big Lots, Inc.(1)                                                                                  3,771,400              46,124
Astral Media Inc., Class A                                                                         1,800,000              40,508
CarMax, Inc.(1)                                                                                    1,800,000              38,790
Ekornes ASA                                                                                        1,775,598              37,992
Fisher & Paykel Appliances Holdings Ltd.                                                          13,080,000              35,801
Yankee Candle Company, Inc.(1)                                                                     1,200,000              34,752
Cheng Shin Rubber (Xiamen) Ind., Ltd.                                                             27,319,992              33,456
Triarc Companies, Inc., Class B                                                                    1,900,000              21,793
Triarc Companies, Inc., Class A                                                                      950,000              10,858
Blyth, Inc.                                                                                        1,000,000              30,900
Clear Media Ltd.(1),(2)                                                                           32,579,000              30,297
Catalina Marketing Corp.                                                                           1,300,000              30,004
Valassis Communications, Inc.(1)                                                                   1,000,000              29,580
Tupperware Corp.                                                                                   1,735,700              29,472
Orient-Express Hotels Ltd., Class A                                                                1,760,000              28,758
Williams-Sonoma, Inc.(1)                                                                             750,000              28,162
Gigas K's Denki Corp.                                                                              1,150,000              28,039
Arbitron Inc.(1)                                                                                     751,060              27,496
California Pizza Kitchen, Inc.(1),(2)                                                              1,230,000              26,875
Sonic Corp.(1)                                                                                     1,035,000              26,527
Cafe de Coral Holdings Ltd.                                                                       23,750,000              25,742
Touei Housing Corp.                                                                                  780,000              25,404
ValueVision International, Inc., Class A(1)                                                        1,800,000              24,102
Salem Communications Corp., Class A(1)                                                               930,000              23,548
Edion Corp.                                                                                        2,789,000              23,495
Nitori Co., Ltd.                                                                                     400,000              22,999
Restaurant Group PLC(2)                                                                           12,629,000              22,536
Halfords Group PLC(1)                                                                              4,200,000              22,218
O'Charley's Inc.(1),(2)                                                                            1,350,000              22,005
Photo-Me International PLC(1)                                                                     11,000,000              21,323
Journal Communications, Inc., Class A                                                              1,203,500              21,109
J D Wetherspoon PLC                                                                                4,753,975              21,079
Phoenix Satellite Television Holdings Ltd.(1)                                                    129,889,000              20,992
Culture Convenience Club Co., Ltd.                                                                 1,686,100              20,861
Stanley Leisure PLC                                                                                2,740,000              20,749
Sharper Image Corp.(1),(2)                                                                           950,000              20,378
GSI Commerce, Inc.(1),(2)                                                                          2,294,491              20,214
Cheil Industries Inc.                                                                              1,300,000              19,370
Pinnacle Entertainment, Inc.(1)                                                                    1,400,000              19,320
Paddy Power PLC                                                                                    1,617,700              19,096
Impact 21 Co., Ltd.                                                                                  890,000              18,946
Sanctuary Group PLC(2)                                                                            21,490,000              18,687
Charles Vogele Holding AG(2)                                                                         516,684              17,749
Reins International Inc.(3)                                                                            3,744              17,712
Rational AG                                                                                          242,100              17,448
JJB Sports PLC                                                                                     4,904,900              17,372
Fourlis(1),(2)                                                                                     2,960,700              16,629
CKE Restaurants, Inc.(1)                                                                           1,500,000              16,575
Nobia AB                                                                                           1,255,000              16,165
Nokian Renkaat Oyj                                                                                   148,000              16,092
Nishimatsuya Chain Co., Ltd.                                                                         500,000              16,057
Bloomsbury Publishing PLC                                                                          3,365,000              15,344
P.F. Chang's China Bistro, Inc.(1)                                                                   312,000              15,129
KOMERI Co., Ltd.                                                                                     648,100              14,121
Columbia Sportswear Co.(1)                                                                           250,000              13,625
Toei Animation Co., Ltd.                                                                             290,000              13,614
Alma Media Oyj                                                                                     1,284,000              12,844
Next Media Ltd.(1)                                                                                34,418,000              12,472
Warehouse Group Ltd.                                                                               4,080,000              11,693
Korea Kumho Petrochemical Co., Ltd.(2)                                                             1,292,160              11,339
Palm Harbor Homes, Inc.(1)                                                                           663,906              11,187
Kuoni Reisen Holding AG, Class B                                                                      26,000               9,641
Modern Times Group MTG AB, Class B(1)                                                                500,000               9,343
RARE Hospitality International, Inc.(1)                                                              344,900               9,192
Zee Telefilms Ltd.                                                                                 2,700,000               8,945
MatchNet PLC(1),(3),(4)                                                                            1,103,000               6,291
MatchNet PLC (GDR)(1)                                                                                384,600               2,437
LKQ Corp.(1)                                                                                         462,000               8,441
Applebee's International, Inc.                                                                       300,000               7,584
Corus Entertainment Inc., Class B, nonvoting                                                         405,000               7,552
Rinnai Corp.                                                                                         230,000               7,031
Nien Hsing Textile Co., Ltd.                                                                       7,861,000               6,896
BKN International AG(1),(2)                                                                          513,857               3,161
BKN International AG(1),(2),(4)                                                                      451,143               2,775
Carpetright PLC                                                                                      307,213               5,855
Maruti Udyog Ltd.                                                                                    750,000               5,791
MEDION AG                                                                                            276,100               5,524
TECMO, Ltd.                                                                                          585,000               4,183
Zhejiang Glass Co. Ltd., Class H                                                                  11,499,400               3,946
Restoration Hardware, Inc.(1)                                                                        713,000               3,693
Sky City Ltd.                                                                                        773,615               2,421
Compass East Industry (Thailand) PCL                                                               8,514,100               2,099
Austereo Group Ltd.                                                                                1,820,000               1,773
                                                                                                                       2,162,738

INFORMATION TECHNOLOGY -- 17.06%
Ask Jeeves, Inc.(1),(2)                                                                            3,700,000            $121,027
Integrated Circuit Systems, Inc.(1),(2)                                                            4,110,000              88,365
Kingboard Chemical Holdings Ltd.(2)                                                               39,882,000              81,849
CNET Networks, Inc.(1),(2)                                                                         8,000,000              73,200
Semtech Corp.(1)                                                                                   3,100,000              59,427
Venture Corp. Ltd.                                                                                 5,969,600              58,519
Mentor Graphics Corp.(1),(2)                                                                       4,530,000              49,671
Digital River, Inc.(1)                                                                             1,500,000              44,670
National Instruments Corp.                                                                         1,385,174              41,929
Power Integrations, Inc.(1),(2)                                                                    2,000,000              40,860
NHN Corp.                                                                                            484,652              40,549
Sohu.com Inc.(1),(2)                                                                               2,350,000              39,080
lastminute.com PLC(1)                                                                             15,050,000              38,170
Littelfuse, Inc.(1)                                                                                1,077,500              37,206
Parametric Technology Corp.(1)                                                                     6,827,883              36,051
Veeco Instruments, Inc.(1),(2)                                                                     1,700,000              35,649
ACTIVISION, Inc.(1)                                                                                2,500,000              34,675
Conexant Systems, Inc.(1)                                                                         19,926,000              32,081
Manhattan Associates, Inc.(1)                                                                      1,300,000              31,746
Atheros Communications, Inc.(1),(2)                                                                3,040,000              31,008
Baycorp Advantage Ltd.(1),(2)                                                                     13,160,383              30,712
Creo Inc., USD denominated(1),(2)                                                                  3,134,000              25,761
Creo Inc.(1),(2)                                                                                     430,000               3,549
Micronas Semiconductor Holding AG(1)                                                                 642,493              27,331
Brocade Communications Systems, Inc.(1)                                                            4,789,522              27,061
O2Micro International Ltd.(1),(2)                                                                  2,495,000              26,796
SkillSoft PLC (ADR) (1)                                                                            3,945,300              26,394
Rogers Corp.(1)                                                                                      600,000              25,494
Shanda Interactive Entertainment Ltd. (ADR) (1)                                                    1,049,100              25,178
Ichia Technologies, Inc.(2)                                                                       14,789,617              23,946
FindWhat.com(1)                                                                                    1,200,000              22,476
Vaisala Oyj, Class A                                                                                 848,095              20,445
Silicon Graphics, Inc.(1),(2)                                                                     14,000,000              20,020
Lawson Software, Inc.(1)                                                                           3,500,000              19,600
CSR PLC(1),(4)                                                                                     3,025,214              19,456
Daum Communications Corp.(1)                                                                         685,000              18,033
Moser Baer India Ltd.                                                                              3,750,000              17,663
Intersil Corp., Class A                                                                            1,107,105              17,636
High Tech Computer Corp.                                                                           4,565,952              17,406
Leitch Technology Corp.(1),(2)                                                                     2,240,000              16,886
Interflex Co., Ltd.(2)                                                                               799,000              16,660
InfoSpace.com, Inc.(1)                                                                               350,000              16,586
NAVTEQ Corp.(1)                                                                                      459,500              16,377
Micronic Laser Systems AB(1),(2)                                                                   2,403,002              16,211
MKS Instruments, Inc.(1)                                                                           1,050,000              16,086
Macromedia, Inc.(1)                                                                                  800,000              16,064
Citizen Electronics Co., Ltd.                                                                        300,000              15,830
Echelon Corp.(1)                                                                                   2,000,000              15,760
Orbotech Ltd.(1)                                                                                     887,000              15,514
Vanguard International Semiconductor Corp.(1),(3)                                                 26,015,000              15,369
ValueClick, Inc.(1)                                                                                1,600,000              15,104
BISYS Group, Inc.(1)                                                                               1,000,000              14,610
Tencent Holdings Ltd.(1)                                                                          29,811,000              14,530
BOWE SYSTEC AG                                                                                       294,000              14,357
YOU EAL Electronics Co., Ltd.                                                                        564,600              14,274
King Yuan Electronics Co., Ltd.                                                                   18,723,000              14,110
Advanced Energy Industries, Inc.(1)                                                                1,500,000              13,935
Autobytel Inc.(1)                                                                                  1,500,000              13,455
PDF Solutions, Inc.(1)                                                                             1,100,000              13,365
Cypress Semiconductor Corp.(1)                                                                     1,500,000              13,260
Cymer, Inc.(1)                                                                                       460,000              13,184
Open Solutions Inc.(1)                                                                               500,000              12,485
Homestore, Inc.(1)                                                                                 5,000,000              11,550
KEC Corp.(2)                                                                                         523,540              10,371
Hana Microelectronics PCL                                                                         20,675,000              10,145
Anoto Group AB(1),(2)                                                                              7,156,244              10,078
Teleca AB, Class B(1)                                                                              2,260,241               9,627
Faraday Technology Corp.                                                                           5,656,852               8,326
CIENA Corp.(1)                                                                                     3,900,000               7,722
Jahwa Electronics Co., Ltd.                                                                          620,000               6,168
Rotork PLC                                                                                           797,581               5,758
Renishaw PLC                                                                                         574,108               5,627
Knot, Inc.(1),(2),(4)                                                                              1,200,000               4,200
Knot, Inc.(1),(2)                                                                                    140,800                 493
Hankuk Electric Glass Co., Ltd.                                                                      110,750               4,575
Taiflex Scientific Co., Ltd.                                                                       3,043,200               4,408
MatrixOne, Inc.(1)                                                                                   730,300               3,695
VIA Technologies, Inc.                                                                             3,514,000               2,048
Infoteria Corp.(1),(2),(3),(4)                                                                         2,672               1,519
MMC AS(1),(3),(4)                                                                                  4,150,000                  62
Orbiscom Ltd.(1),(3),(4)                                                                           3,905,874                  59
ClearSpeed Technology Ltd.(1),(3),(4)                                                              2,300,000                  30
diCarta(1),(3),(4)                                                                                   103,135                   0
Monterey Design Systems Inc.(1),(3),(4)                                                              100,000                   0
                                                                                                                       1,881,162

INDUSTRIALS -- 15.83%
Daelim Industrial Co., Ltd.(2)                                                                     2,448,660             105,307
Laureate Education, Inc.(1)                                                                        1,920,000              71,462
SIRVA, Inc.(1)                                                                                     2,700,000              61,830
SembCorp Logistics Ltd.(2)                                                                        43,652,200              58,870
Chiyoda Corp.(1)                                                                                   7,670,000              58,265
Downer EDI Ltd.(2)                                                                                18,231,412              53,017
School Specialty, Inc.(1),(2)                                                                      1,210,000              47,686
Vedior NV                                                                                          2,973,550              46,002
MSC Industrial Direct Co., Inc., Class A                                                           1,300,000              44,304
Container Corp. of India Ltd.                                                                      2,641,794              43,134
John H. Harland Co.                                                                                1,350,000              42,322
Hughes Supply, Inc.                                                                                1,400,000              42,098
Swift Transportation Co., Inc.(1)                                                                  2,400,000              40,368
Uponor Oyj                                                                                         1,110,050              39,270
Zhejiang Expressway Co. Ltd., Class H                                                             58,000,000              37,942
Masonite International Corp.(1)                                                                    1,410,900              35,625
Noritz Corp.                                                                                       2,060,000              30,660
Education Management Corp.(1)                                                                      1,120,000              29,837
Federal Signal Corp.                                                                               1,526,300              28,359
Hyundai Development Co.                                                                            2,600,000              28,349
LG Industrial Systems Co., Ltd.(1),(2)                                                             1,950,000              28,039
Geberit AG                                                                                            35,500              27,639
Corrections Corporation of America(1)                                                                775,000              27,404
Sumitomo Heavy Industries, Ltd.(1)                                                                 9,240,000              27,404
Kumgang Korea Chemical Co., Ltd.                                                                     240,000              27,315
Northgate PLC                                                                                      2,145,000              27,201
Royal Group Technologies Ltd.(1)                                                                   3,025,000              26,645
Techem AG(1)                                                                                         947,300              26,073
S1 Corp.                                                                                             845,940              25,577
United Rentals, Inc.(1)                                                                            1,600,000              25,424
Heijmans NV                                                                                          910,000              24,820
AGCO Corp.(1)                                                                                      1,060,000              23,977
Cummins India Ltd.                                                                                 8,775,000              23,965
Lincoln Electric Holdings, Inc.                                                                      755,000              23,677
Transurban Group(1)                                                                                5,686,000              22,446
GOL Linhas Aereas Inteligentes SA, preferred nominative (ADR)(1)                                   1,081,000              21,944
EnerSys(1)                                                                                         1,632,400              20,976
LG Engineering & Construction Co., Ltd.                                                            1,100,000              20,070
ChoicePoint Inc.(1)                                                                                  450,000              19,193
Kelly Services, Inc., Class A                                                                        700,000              18,697
Brinks Company                                                                                       600,000              18,102
Imagistics International Inc.(1)                                                                     527,200              17,714
Royal Boskalis Westminster NV                                                                        638,620              16,942
LG Cable Ltd.                                                                                      1,070,000              16,361
CoStar Group, Inc.(1)                                                                                300,000              14,757
Wilh. Wilhelmsen ASA , Class A                                                                       399,800              14,163
ZENON Environmental Inc.(1)                                                                          815,700              13,541
Hagemeyer NV(1)                                                                                    6,850,000              12,768
Tetra Tech, Inc.(1)                                                                                1,000,000              12,670
Grasim Industries Ltd.                                                                               501,284              12,540
AMR Corp.(1)                                                                                       1,700,000              12,461
Hudson Highland Group, Inc.(1)                                                                       410,000              11,968
Spirax-Sarco Engineering PLC                                                                       1,000,000              10,996
Bharat Heavy Electricals Ltd.                                                                        852,700              10,670
Permasteelisa SpA                                                                                    615,000              10,466
Jackson Hewitt Tax Service Inc.                                                                      500,000              10,115
Corporate Express Australia Ltd.                                                                   2,547,098               9,981
Michael Page International PLC                                                                     2,837,000               9,508
KCI Konecranes International Corp.                                                                   225,000               8,751
Taeyoung Corp.                                                                                       250,000               8,666
Seco Tools AB, Class B                                                                               225,000               8,378
Curtiss-Wright Corp.                                                                                 134,300               7,686
Kaulin Manufacturing Co. Ltd.                                                                      6,011,050               6,636
Oslo B0rs Holding ASA                                                                                191,500               6,556
Singapore Post Private Ltd.                                                                       12,765,000               6,067
Korea Electric Terminal Co., Ltd.                                                                    350,000               5,595
Anhui Expressway Co. Ltd., Class H                                                                12,000,000               5,195
Krones AG                                                                                             55,000               5,101
LTG Technologies PLC(1),(2)                                                                       17,785,714               2,819
Ultraframe PLC                                                                                     1,575,000               1,990
Moatech Co., Ltd.                                                                                    266,000               1,745
ZOOTS(1),(2),(3),(4)                                                                              12,586,913               1,208
                                                                                                                       1,745,309

HEALTH CARE -- 9.81%
Eyetech Pharmaceuticals, Inc.(1),(2)                                                               2,624,000        $     89,190
Medicis Pharmaceutical Corp., Class A                                                              1,575,000              61,488
Amylin Pharmaceuticals, Inc.(1)                                                                    2,959,400              60,727
Valeant Pharmaceuticals International                                                              2,500,000              60,300
Recordati SpA                                                                                      2,465,200              48,920
American Healthways, Inc.(1)                                                                       1,350,000              39,298
Sonic Healthcare Ltd.                                                                              4,957,300              35,859
Advanced Medical Optics, Inc.(1)                                                                     870,700              34,454
Rhon-Klinikum AG, nonvoting preferred                                                                435,550              21,513
Rhon-Klinikum AG                                                                                     226,800              11,301
MGI PHARMA, Inc.(1)                                                                                1,200,000              32,028
Alfresa Holdings Corp.                                                                               898,900              31,566
Service Corp. International(1)                                                                     5,000,000              31,050
Par Pharmaceutical Companies, Inc.(1)                                                                825,000              29,642
ResMed Inc.(1)                                                                                       451,000              21,472
ResMed Inc, AUD denominated(1)                                                                       750,000               3,631
Wilson Greatbatch Technologies, Inc.(1),(2)                                                        1,386,800              24,810
Nobel Biocare Holding AG                                                                             156,000              24,260
Incyte Corp.(1)                                                                                    2,500,000              24,075
Cochlear Ltd.                                                                                      1,287,000              22,315
Vicuron Pharmaceuticals Inc.(1)                                                                    1,500,000              22,020
Onyx Pharmaceuticals, Inc.(1)                                                                        500,000              21,505
Transkaryotic Therapies, Inc.(1)                                                                   1,208,300              21,423
Kobayashi Pharmaceutical Co., Ltd.                                                                   807,300              19,940
NPS Pharmaceuticals, Inc.(1)                                                                         905,900              19,731
Inspire Pharmaceuticals, Inc.(1)                                                                   1,250,000              19,662
CONMED Corp.(1)                                                                                      700,000              18,410
OSI Pharmaceuticals, Inc.(1)                                                                         287,000              17,639
LifePoint Hospitals, Inc.(1)                                                                         550,000              16,506
IDEXX Laboratories, Inc.(1)                                                                          320,000              16,237
Straumann Holding AG                                                                                  74,000              15,740
Tecan Group Ltd., Mannedorf                                                                          598,083              13,969
Alkermes, Inc.(1)                                                                                  1,200,000              13,848
Q-Med AB                                                                                             549,250              13,734
Coloplast A/S, Class B                                                                               137,000              13,250
Pharmion Corp.(1)                                                                                    250,000              12,924
Golden Meditech Co. Ltd.(2)                                                                       61,394,000              12,915
Rigel Pharmaceuticals, Inc.(1)                                                                       500,000              12,650
Nakanishi Inc.                                                                                       175,500              11,815
Cytokinetics, Inc.(1)                                                                                853,500              11,352
Eon Labs, Inc.(1)                                                                                    500,000              10,850
Triad Hospitals, Inc.(1)                                                                             250,000               8,610
Discovery Laboratories, Inc.(1)                                                                    1,200,000               8,040
TriPath Imaging, Inc.(1)                                                                             886,242               7,249
Penwest Pharmaceuticals Co.(1)                                                                       500,000               5,645
Lumenis Ltd.(1),(2)                                                                                2,270,000               3,519
Vision-Sciences, Inc.(1)                                                                             984,500               2,845
NexMed, Inc.(1)                                                                                    1,100,000               1,617
NexMed, Inc.(1),(4)                                                                                  152,355                 224
                                                                                                                       1,081,768

FINANCIALS -- 8.06%
HDFC Bank Ltd.                                                                                    11,292,240           $  98,942
Cathay General Bancorp, Inc.                                                                       1,900,000              70,661
Pusan Bank(2)                                                                                      9,520,500              57,487
Daegu Bank, Ltd.(2)                                                                                6,907,500              39,369
Sterling Bancshares, Inc.(2)                                                                       2,700,000              36,315
ICICI Bank Ltd.                                                                                    5,584,503              34,842
Fulton Financial Corp.                                                                             1,617,367              34,612
IndyMac Bancorp, Inc.                                                                                875,000              31,675
First Community Bancorp                                                                              740,000              30,340
Housing Development Finance Corp. Ltd.                                                             2,212,480              29,508
UTI Bank Ltd.                                                                                      9,930,000              28,061
Hudson River Bancorp, Inc.                                                                         1,436,200              27,259
Converium Holding AG(2)                                                                            2,020,000              27,157
Unibail Holding                                                                                      222,000              26,744
Sumitomo Real Estate Sales Co., Ltd.                                                                 700,000              26,365
Aareal Bank AG                                                                                       890,000              25,392
Southwest Bancorporation of Texas, Inc.                                                            1,020,000              20,543
PT Bank Rakyat Indonesia                                                                          87,550,000              19,619
Capital Lease Funding, Inc.(2)                                                                     1,630,000              17,995
Central Pattana Public Co., Ltd.                                                                  82,067,000              16,663
Ascendas Real Estate Investment Trust                                                             17,155,000              15,797
Able Inc.                                                                                            565,000              15,369
Federal Agricultural Mortgage Corp., Class C(1)                                                      630,000              13,980
LG Insurance Co., Ltd.(2)                                                                          3,240,000              13,568
CapitaMall Trust Management Ltd.                                                                  12,210,000              11,897
Silicon Valley Bancshares(1)                                                                         300,000              11,151
Ace Cash Express, Inc.(1)                                                                            425,000              11,067
Umpqua Holdings Corp.                                                                                450,000              10,152
South Financial Group, Inc.                                                                          350,000               9,870
Dongbu Insurance Co., Ltd.                                                                         1,850,000               8,937
Hong Kong Exchanges and Clearing Ltd.                                                              3,714,000               8,456
Old National Bancorp                                                                                 333,200               8,277
LaSalle Partners, Inc.(1)                                                                            250,000               8,252
Gladstone Commercial Corp.(2)                                                                        493,000               7,992
Topdanmark A/S(1)                                                                                    124,000               7,974
China Insurance International Holdings Co. Ltd.                                                   10,822,000               5,587
JCG Holdings Ltd.                                                                                  7,937,000               5,548
First Financial Bancorp.                                                                             270,000               4,612
First Regional Bancorp(1),(4)                                                                        139,200               4,559
Golden Land Property Development PLC, nonvoting depositary receipt(1)                             20,000,000               4,423
Shanghai Real Estate Ltd.                                                                         19,152,000               1,744
                                                                                                                         888,761

ENERGY -- 7.41%
First Calgary Petroleums Ltd., GBP denominated(1)                                                  4,800,000              60,261
First Calgary Petroleums Ltd.(1)                                                                   2,146,000              26,327
Spinnaker Exploration Co.(1),(2)                                                                   2,200,000              77,088
Helmerich & Payne, Inc.                                                                            2,300,000              65,987
Quicksilver Resources Inc.(1)                                                                      1,992,300              65,088
OPTI Canada Inc.(1),(2)                                                                            3,834,000              57,805
Cabot Oil & Gas Corp., Class A                                                                     1,268,000              56,933
Magnum Hunter Resources, Inc.(1),(2)                                                               4,600,000              53,084
Hydril Co.(1)                                                                                      1,017,500              43,702
Varco International, Inc.(1)                                                                       1,400,000              37,548
CARBO Ceramics Inc.                                                                                  500,000              36,070
Encore Acquisition Co.(1)                                                                            950,000              32,775
Harvest Natural Resources, Inc.(1),(2)                                                             1,910,900              31,721
Patina Oil & Gas Corp.                                                                               920,000              27,204
Expro International Group PLC(2)                                                                   4,250,000              26,616
China Oilfield Services Ltd., Class H                                                             72,037,100              21,252
TODCO, Class A(1)                                                                                    915,000              15,875
Newpark Resources, Inc.(1)                                                                         2,500,000              15,000
Penn West Petroleum Ltd.                                                                             225,000              12,489
FMC Technologies, Inc.(1)                                                                            350,000              11,690
Rowan Companies, Inc.(1)                                                                             385,600              10,180
John Wood Group PLC                                                                                3,500,000               8,766
Venture Production Company Ltd.(1)                                                                 2,012,650               8,386
PetroFalcon Corp.(1)                                                                               2,757,000               7,066
Enerflex Systems Ltd.                                                                                325,000               5,212
Sibir Energy PLC(1),(3),(4)                                                                        8,495,992               2,309
Sibir Energy PLC(1),(3)                                                                                4,008                   1
                                                                                                                         816,435

CONSUMER STAPLES -- 4.72%
Performance Food Group Co.(1)                                                                      2,150,000              50,955
Lindt & Sprungli AG, participation certificate                                                        19,166              22,075
Lindt & Sprungli AG                                                                                    1,694              20,259
Nestle India Ltd.                                                                                  3,344,250              38,968
Anadolu Efes Biracilik ve Malt Sanayii AS                                                      2,130,000,000              32,617
AMOREPACIFIC Corp.                                                                                   165,000              31,896
WD-40 Co.(2)                                                                                       1,020,900              29,198
Fresh Del Monte Produce Inc.                                                                       1,100,000              27,401
BJ's Wholesale Club, Inc.(1)                                                                         800,000              21,872
IOI Corp. Bhd.                                                                                     8,500,000              20,914
National Foods Ltd.                                                                                5,766,494              18,823
Cawachi Ltd.                                                                                         470,000              18,814
Delta and Pine Land Co.                                                                              700,000              18,725
Universal Corp.                                                                                      400,000              17,856
Whole Foods Market, Inc.                                                                             200,000              17,158
CP Seven Eleven PCL                                                                               11,792,100              16,532
American Italian Pasta Co., Class A                                                                  550,000              14,383
Mandom Corp.                                                                                         470,000              11,972
Coca-Cola West Japan Co. Ltd.                                                                        475,000              11,581
Winn-Dixie Stores, Inc.                                                                            3,500,000              10,815
Binggrae Co., Ltd.                                                                                   495,000              10,622
IAWS Group PLC                                                                                       850,000              10,562
DyDo Drinco                                                                                          350,000               9,059
China Mengniu Dairy Co.(1)                                                                         9,549,000               7,410
Natura Cosmeticos SA                                                                                 364,000               7,356
Nutreco Holding NV                                                                                   199,025               6,232
Wumart Stores, Inc., Class H(1)                                                                    3,050,000               6,025
Burns, Philp & Co. Ltd.(1)                                                                        11,096,333               5,647
Cott Corp.(1)                                                                                        150,000               4,392
                                                                                                                         520,119

MATERIALS -- 4.48%
Millennium Chemicals Inc.(1)                                                                       2,900,000           $  61,509
Associated Cement Companies Ltd.                                                                   5,827,192              33,943
Cambrex Corp.                                                                                      1,300,000              28,535
Owens-Illinois, Inc.(1)                                                                            1,650,000              26,400
CONSOL Energy Inc.                                                                                   700,000              24,423
James Hardie Industries Ltd.                                                                       5,582,000              23,375
Asian Paints (India) Ltd.                                                                          3,312,500              23,360
First Quantum Minerals Ltd.(1)                                                                     1,677,700              22,233
Minara Resources Ltd.(1)                                                                          12,939,428              21,448
Peter Hambro Mining PLC(1)                                                                         2,390,000              19,700
Hanil Cement Co., Ltd.(2)                                                                            491,700              19,694
Chung Hwa Pulp Corp.(2)                                                                           38,898,300              18,436
Sino-Forest Corp., Class A(1)                                                                      6,022,800              16,106
Ferro Corp.                                                                                          700,000              15,267
M-real Oyj, Class B                                                                                2,610,000              15,081
Hindalco Industries Ltd.                                                                             500,000              14,780
Hyosung Corp.                                                                                      1,406,080              14,293
Hung Hing Printing Group Ltd.                                                                     17,199,000              13,236
Yanzhou Coal Mining Co. Ltd., Class H                                                              9,500,000              12,307
Sungshin Cement Co., Ltd.                                                                            692,500              12,063
Northern Orion Resources Inc.(1),(4)                                                               2,800,000               7,110
Northern Orion Resources Inc.(1)                                                                   1,100,000               2,793
Kenmare Resources PLC(1),(2),(4)                                                                  23,500,000               6,624
Kenmare Resources PLC(1),(2)                                                                       7,200,000               2,030
Gabriel Resources Ltd.(1)                                                                          5,127,100               7,811
Cementerie del Tirreno S.p.A.                                                                      1,600,000               7,147
Wheaton River Minerals Ltd.(1),(4)                                                                 2,257,600               7,112
PT Indocement Tunggal Prakarsa1                                                                   33,250,000               7,089
Energem Resources Inc.(1),(2)                                                                      4,055,000               6,435
Adastra Minerals Inc.(1),(4)                                                                       2,625,000               2,291
Thistle Mining Inc.(1)                                                                             6,000,000                 428
Thistle Mining Inc., GBP denominated(1)                                                            4,525,000                 316
                                                                                                                         493,375

TELECOMMUNICATION SERVICES -- 1.36%
MobileOne Ltd                                                                                     34,130,000              31,835
Tele Celular Sul Participacoes SA, preferred nominative (ADR)                                      1,876,428              26,777
Tele Celular Sul Participacoes SA, ordinary nominative                                         2,293,595,332               2,646
Nextel Partners, Inc., Class A(1)                                                                  1,400,000              23,212
Perusahaan Perseroan (Persero) PT Indonesian Satellite Corp. Tbk (ADR)                               850,000              20,400
GLOBE TELECOM, Inc.                                                                                  902,000              17,504
Partner Communications Co. Ltd.(1)                                                                 1,515,000              10,268
Unwired Group Ltd.(1),(4)                                                                          8,900,000               6,923
Unwired Group Ltd.(1)                                                                              3,500,000               2,723
Eircom Group PLC(1)                                                                                3,840,400               7,253
                                                                                                                         149,541

UTILITIES -- 0.55%
Reliance Energy Ltd.                                                                               2,259,500              31,103
Xinao Gas Holdings Ltd.(1)                                                                        39,766,000              20,275
Tata Power Co. Ltd.                                                                                1,370,000               9,393
                                                                                                                          60,771

MISCELLANEOUS -- 4.89%
Other common stocks in initial period of acquisition                                                               $     538,629

TOTAL COMMON STOCKS (cost: $8,778,095,000)                                                                            10,338,608




RIGHTS AND WARRANTS -- 0.04%


MATERIALS -- 0.03%
Northern Orion Resources Inc., warrants, expires 2008(1),(4)                                       1,400,000               1,778
Kenmare Resources PLC, warrants, expire 2009(1),(2),(4)                                            5,250,000                 583
Kenmare Resources PLC, warrants, expire 2005(1),(2),(3),(4)                                        1,250,000                  35
Energem Resources Inc., warrants, expire 2005(1),(2),(3)                                           2,027,500                 615
Wheaton River Minerals Ltd., warrants, expire 2007(1),(4)                                            312,500                 595
Thistle Mining Inc., warrants, expire 2009(1),(3),(4)                                              3,000,000                   0
                                                                                                                           3,606

INFORMATION TECHNOLOGY -- 0.01%
Kingboard Chemical Holdings Ltd., warrants, expire 2006(1),(2),(3)                                 3,988,200                 373
Zeevo, Inc., Series E-1, warrants, expire 2008(1),(3),(4)                                                  3                  --
                                                                                                                             373

HEALTH CARE -- 0.00%
Generex Biotechnology Corp., warrants, expire 2005(1),(3),(4)                                        164,467                   0


Total rights and warrants (cost: $168,000)                                                                                 3,979




                                                                                                   Shares or
                                                                                                   principal
CONVERTIBLE SECURITIES -- 0.01%                                                                       amount


INFORMATION TECHNOLOGY -- 0.01%
Zeevo, Inc., Series E-1, convertible preferred(1),(3),(4)                                            942,839                 707
Zeevo, Inc., Series C-1, convertible preferred(1),(3),(4)                                            461,157                 346
Meet World Trade, Series C, convertible preferred(1),(3),(4)                                         389,416                   0
Socratic Technologies, Inc., Series A, convertible preferred(1),(3),(4)                              375,000                   0
                                                                                                                           1,053

HEALTH CARE -- 0.00%
Control Delivery Systems Inc., Series A, convertible preferred(1),(3),(4)                             55,824                 300


TELECOMMUNICATION SERVICES -- 0.00%
Multiplex, Inc., Series C, convertible preferred(1),(3),(4)                                        1,358,696                 149


TOTAL CONVERTIBLE SECURITIES (cost: $29,118,000)                                                                           1,502



                                                                                            Principal amount        Market value
BONDS AND NOTES -- 0.07%                                                                               (000)               (000)


CONSUMER STAPLES -- 0.07%
Winn-Dixie Stores, Inc. 8.875% 2008                                                                 $  9,925    $          8,138


TOTAL BONDS AND NOTES (cost: $8,902,000)                                                                                   8,138




SHORT-TERM SECURITIES -- 5.60%


Stadshypotek Delaware Inc. 1.60% due 10/25/2004(4)                                                    50,000              49,944
Svenska Handelsbanken Inc. 1.79% due 12/8/2004                                                        20,000              19,927
Old Line Funding LLC 1.62%-1.75% due 10/18-11/5/2004(4)                                               57,722              57,639
Thunder Bay Funding, LLC 1.73% due 11/1/2004(4)                                                       12,100              12,081
Spintab AB (Swedmortgage) 1.72%-1.73% due 11/8/2004                                                   50,000              49,907
Bank of Ireland 1.77%-1.80% due 11/19-11/29/2004(4)                                                   50,000              49,863
DaimlerChrysler Revolving Auto Conduit LLC 1.61%-1.70% due 10/6-10/21/2004                            47,700              47,678
Toyota Motor Credit Corp. 1.62%-1.77% due 11/1-11/9/2004                                              40,000              39,932
Total Capital SA 1.67%-1.74% due 10/13-10/14/2004(4)                                                  35,000              34,978
Amsterdam Funding Corp. 1.60%-1.75% due 10/8-10/22/2004(4)                                            35,000              34,975
American Honda Finance Corp. 1.55% -1.60% due 10/21-11/2/2004                                         35,000              34,962
Rio Tinto PLC 1.77% due 10/14/2004(4)                                                                 26,800              26,782
Nestle Capital Corp. 1.47% due 10/1/2004(4)                                                           25,000              24,999
Sheffield Receivables Corp. 1.66% due 10/5/2004(4)                                                    25,000              24,994
Diageo Capital PLC 1.51% due 10/7/2004(4)                                                             23,700              23,693
Shell Finance (U.K.) PLC 1.72% due 11/10/2004                                                         20,700              20,659
CAFCO, LLC 1.54% due 10/19/2004(4)                                                                    20,000              19,983
U.S. Treasury Bills 1.578% due 10/7/2004                                                              15,800              15,795
International Bank for Reconstruction and Development 1.52% due 10/12/2004                            15,000              14,992
National Australia Funding (Delaware) Inc. 1.56% due 10/4/2004                                        13,200              13,198


TOTAL SHORT-TERM SECURITIES (cost: $616,989,000)                                                                         616,981


TOTAL INVESTMENT SECURITIES (cost: $9,433,272,000)                                                                    10,969,208
New Taiwanese Dollar (cost: $5,877,000)                                                           NT$197,521               5,815
Other assets less liabilities                                                                                             48,699

NET ASSETS                                                                                                           $11,023,722

Miscellaneous securities include holdings in their initial period of acquisition that have not previously been publicly disclosed.

(1) Security did not produce income during the last 12 months.
(2) Represents an affiliated company as defined under the Investment Company Act of 1940.
(3) Valued under fair value procedures adopted by authority of the Board of Directors.
(4) Purchased in a private placement transaction; resale may be limited to qualified institutional Buyers; resale to the public may require registration.
The total value of all such restricted securities was $437,177,000, which represented 3.97% of the net assets of the fund.


ADR = American Depositary Receipts
GDR = Global Depositary Receipts


REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ON DETAILED SCHEDULE OF INVESTMENTS

To the Shareholders and
Board of Directors of
SMALLCAP World Fund:

We have audited, in accordance with standards of the Public Company Accounting Oversight Board (United States), the financial statements of SMALLCAP World Fund (the "Fund") as of September 30, 2004, and for the year then ended and have issued our report thereon dated November 9, 2004, which report and financial statements are included in Item 1 of this Certified Shareholder Report on Form N-CSR. Our audit also included the Fund's investment portfolio (the "Schedule") as of September 30, 2004 appearing in Item 6 of this Form N-CSR. This Schedule is the responsibility of the Fund's management. Our responsibility is to express an opinion based on our audit. In our opinion, the Schedule referred to above, when considered in relation to the basic financial statements taken as a whole of the Fund referred to above, presents fairly, in all material respects, the information set forth therein.


DELOITTE & TOUCHE LLP
November 9, 2004
Los Angeles, California

ITEM 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.


ITEM 8 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.


ITEM 9 - Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Directors since the Registrant last submitted a proxy statement to its shareholders. The procedures are as follows. The Registrant has a nominating committee comprised solely of persons who are not considered "interested persons" of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the Board's composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full Board of Directors. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the Board. Such suggestions must be sent in writing to the nominating committee of the Registrant, c/o the Registrant's Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the nominating committee.


ITEM 10 - Controls and Procedures

(a) The Registrant's Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant's disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b) There were no changes in the Registrant's internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant's last fiscal half-year (the Registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 11 - Exhibits

(a) The Code of Ethics that is the subject of the disclosure required by Item 2 is attached as an exhibit hereto.

(b) The certifications required by Rule 30a-2 of the Investment Company Act of 1940, as amended, and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                             SMALLCAP WORLD FUND, INC.

                                             By /s/ Gordon Crawford
                                          --------------------------------------
                                             Gordon Crawford, Chairman and PEO

                                             Date: December 8, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.



By /s/ Gordon Crawford
   ----------------------------------------------
         Gordon Crawford, Chairman and PEO

Date: December 8, 2004



By /s/ David A. Pritchett
    -----------------------------------------------
         David A. Pritchett, Treasurer and PFO

Date: December 8, 2004